As filed with the Securities and Exchange Commission on August 29, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

725 S. Figueroa Street, 39th Floor Los Angeles, California		90017
(Address of principal executive offices)		(Zip code)

Anna Marie Lopez Hotchkis & Wiley Capital Management, LLC 725 S. Figueroa Street, 39th Floor Los Angeles, California 90017
(Name and address of agent for service)

Copies to: Karin Jagel Flynn, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
(Counsel for the Registrant)

Registrant’s telephone number, including area code:	(213) 430-1000

Date of fiscal year end:	June 30, 2012

Date of reporting period:	July 1, 2011 – June 30, 2012

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Annual Report

JUNE 30, 2012

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

VALUE OPPORTUNITIES FUND

CAPITAL INCOME FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	3

FUND PERFORMANCE DATA	6

SCHEDULE OF INVESTMENTS:

DIVERSIFIED VALUE FUND	14

LARGE CAP VALUE FUND	17

MID-CAP VALUE FUND	19

SMALL CAP VALUE FUND	21

VALUE OPPORTUNITIES FUND	23

CAPITAL INCOME FUND	26

HIGH YIELD FUND	33

STATEMENTS OF ASSETS AND LIABILITIES	40

STATEMENTS OF OPERATIONS	42

STATEMENTS OF CHANGES IN NET ASSETS	44

FINANCIAL HIGHLIGHTS	47

NOTES TO THE FINANCIAL STATEMENTS	51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	62

FUND EXPENSE EXAMPLES	63

BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	64

MANAGEMENT	67

PRIVACY POLICY	68

INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and annual report relates to the activities of the Hotchkis & Wiley Funds for the twelve months ended June 30, 2012.

OVERVIEW

U.S. equity and high yield markets produced returns in the mid-single digits for the twelve months ended June 30, 2012. Throughout the period, financial headlines attributed both market advances and retreats to European developments. In the most notable European political event, the pro-austerity New Democratic Party won the Greek election, which seemed to quell worries of an imminent Eurozone exit. Its future remains far from certain, however, and many believe Greece's outcome will set precedent for the other peripheral countries. While these developments would seem to have little bearing on the underlying fundamentals of most U.S. securities, the so-called "risk-on/risk-off" trade affects flows to and from the asset classes, and consequently contributes to elevated short-term volatility in the U.S equity and high yield markets.

In the U.S., indicators of economic recovery continued to emerge in a reassuring manner, albeit slowly. Even housing and employment, which have both been stubbornly slow to improve, demonstrated encouraging signs of progress. Corporate earnings and cash flows continued to be robust. With so much attention being paid to Europe, many of these positive developments are being overlooked, or at the very least, are underappreciated. In time, we believe these fundamental improvements will be acknowledged. Unfortunately, "in time" is not a tangible timeframe and we expect to endure bouts of volatility in the interim. Rapid price swings have not reflected proportionate changes in the underlying value of the companies in which we invest. While the ups and downs can be vexing, they can also produce uncommon valuation opportunities without commensurate risk.

With few exceptions, commodity prices weakened during the twelve-month period. Consequently, energy, materials, and other commodity-tied sectors were among the worst-performing segments in both the equity and high yield credit markets. The least cyclical sectors outperformed.

Macro/fear-driven markets pose challenges for bottom-up, fundamental-focused strategies as everything moves in the same direction regardless of valuation, operating results, or other fundamental qualities. History has shown repeatedly, however, that fundamentals have ultimately triumphed. In the meantime, we monitor portfolio risk closely, including both direct and indirect exposures to Europe.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I, Class A, and Class C shares had total returns for the twelve-month period ended June 30, 2012 of –0.01%, –0.18%, and –0.92%, respectively, compared to the S&P 500 Index return of 5.45% and the Russell 1000 Value Index return of 3.01%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 7 of this report to shareholders.)

Stock selection in technology was the primary detractor from performance versus the Russell 1000 Value Index for the period, as the position in Hewlett-Packard was a performance drag. Stock selection in utilities and consumer discretionary also detracted from performance, but to a lesser extent. Positive stock selection in energy and consumer staples was the largest performance contributor over the twelve-month period. The largest individual contributors were Gap, Allstate, and Comcast.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I, Class A, Class C, and Class R shares had total returns for the twelve-month period ended June 30, 2012 of 1.22%, 0.99%, 0.29%, and 0.80%, respectively, compared to the S&P 500 Index return of 5.45% and the Russell 1000 Value Index return of 3.01%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 8 of this report to shareholders.)

Relative to the Russell 1000 Value Index, stock selections in technology, utilities, and financials were the largest performance detractors during the period. The largest individual detractors were Hewlett-Packard, Citigroup, and Genworth Financial. Positive stock selections in consumer staples, energy, and consumer discretionary were among the primary performance contributor over the period. The largest individual contributors were Gap, Comcast, and Allstate.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I, Class A, Class C, and Class R shares had total returns for the twelve-month period ended June 30, 2012 of 4.33%, 4.08%, 3.32%, and 3.89%, respectively, compared to the Russell Midcap Index return of –1.65% and the Russell Midcap Value Index return of –0.37%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 9 of this report to shareholders.)

Positive stock selection drove the outperformance versus the Russell Midcap Value Index over the twelve-month period. Stock selection was positive or neutral in all but two of the ten GICS sectors. Positive selections in the energy, technology, and financials sectors were among the top contributors. The largest individual contributors were Cobalt International Energy, Gap, and Allstate. Detracting from performance was stock selection in the consumer staples and consumer discretionary sectors. The largest individual detractors were Valassis Communications, SuperValu, and Genworth Financial.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I, Class A, and Class C shares had total returns for the twelve-month period ended June 30, 2012 of –4.72%, –4.95%, and –5.66%, respectively, compared to the Russell 2000 Index return of –2.08% and the Russell 2000 Value Index return of –1.44%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 10 of this report to shareholders.)

Stock selection in consumer discretionary was the largest performance detractor over the period, as advertising company Valassis and clothing retailer Quiksilver weighed on returns. The underweight position in

REITs, which comprised an average weight of 13.5% in the Russell 2000 Value Index, was also a performance detractor. Investors have flocked to REITs in lieu of low rates offered by high grade bond alternatives, which has pushed the valuation of REITs to unappealing levels. Positive stock selection in energy, technology, and healthcare contributed to performance over the twelve-month period. The largest individual contributors were Cobalt International Energy, Arris Group, and Granite Real Estate (formerly MI Developments).

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I, Class A, and Class C shares had total returns for the twelve-month period ended June 30, 2012 of –0.20%, –0.45%, and –1.22%, respectively, compared to the Russell 3000 Index return of 3.84% and the Russell 3000 Value Index return of 2.64%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 11 of this report to shareholders.)

Relative to the Russell 3000 Value Index, the largest detractor over the period was security selection in the consumer discretionary sector, as the position in advertising company Valassis Communications lagged. Security selection in technology and consumer staples also detracted from performance. Positive security selection in energy and financials was the largest performance contributor over the period. Cobalt International Energy, Tree.com, and AIG were the top individual contributors.

HOTCHKIS & WILEY CAPITAL INCOME FUND

The Fund's Class I and Class A shares had total returns for the twelve-month period ended June 30, 2012 of 7.76% and 8.37%, respectively, compared to the S&P 500 Index return of 5.45% and the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index return of 7.64%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 12 of this report to shareholders.)

The long-term target allocation between dividend paying equities and high yield bonds is 50/50, but we have been partial to equities over the past twelve months because we have found their valuations disproportionately attractive. The Fund's equity allocation has averaged 58%, with the high yield allocation comprising the balance. The equity overweight should have been a headwind because bond markets outperformed equity markets, but the equity portion of the portfolio outperformed the S&P 500 by a wide margin — this overcompensated for the equity overweight.

Positive stock selection caused all of the outperformance versus the S&P 500 during the past twelve months, with consumer discretionary, financials, and industrials leading the way. Home Depot, Philip Morris International, and Microsoft were the largest individual contributors. An underweight in technology and stock selection in utilities detracted from performance. The largest individual detractors were Exelon, Total, and JP Morgan.

High yield bonds lagged their investment grade counterparts for the twelve-month period by a modest margin. The high yield bond portion of the portfolio underperformed the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index and the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index. Credit selection in the automotive and banking sectors, along with a modest cash position, detracted from performance. Positive credit selection in energy, basic industry, and capital goods contributed to performance over the period.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I and Class A shares had total returns for the twelve-month period ended June 30, 2012 of 6.02% and 5.66%, respectively, compared to the BofA Merrill Lynch U.S. High Yield Master II Index return of 6.51% and the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index return of 7.02%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 13 of this report to shareholders.)

At 2.3%, the default rate remains well below the long-term average of 4.2%. The heavy refinancing of the past several years has pushed out maturities significantly, which should continue to support a low default rate environment. With the maturity wall now transformed into a speed bump, we believe the new issue calendar will slow from its torrid pace going forward. At more than 630 basis points, high yield spreads over similar duration Treasuries continued to be exceptionally wide in light of the benign default rate environment. Yields, while modest, are compelling relative to the paltry offerings of Treasuries and other investment grade bonds.

The slight underperformance over the period was due to credit selection in the automotive, banking, and telecom sectors. The modest cash position also weighed on returns. Positive credit in energy, basic industry, and capital goods contributed to performance over the twelve-month period.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Sheldon Lieberman Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Scott McBride Fund Manager	Judd Peters Fund Manager

Ray Kennedy Fund Manager	Mark Hudoff Fund Manager	Patrick Meegan Fund Manager

Past performance does not guarantee future results.

The above reflects opinions of Fund managers as of June 30, 2012. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of June 30, 2012. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

A basis point is one hundredth of one percent (0.01%).

Fund Performance Data

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares. The Diversified Value Fund, Small Cap Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the Capital Income Fund and High Yield Fund are not offering Class C shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Small Cap Value Fund, Mid-Cap Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, is a stock market index comprised of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index (previously ML U.S. Domestic Master Index) is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency, and supranational, mortgage pass-through and investment grade corporate bonds meeting specified selection criteria.

BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2012	1 Year	5 Years	Since 8/30/04*
Class I
Average annual total return	–0.01%	–5.00%	2.60%
Class A
Average annual total return (with sales charge)	–5.46%	–6.26%	1.65%
Average annual total return (without sales charge)	–0.18%	–5.24%	2.34%
Class C
Average annual total return (with CDSC)	–1.92%	–5.90%	1.62%
Average annual total return (without CDSC)	–0.92%	–5.90%	1.62%
S&P 500® Index††
Average annual total return	5.45%	0.22%	4.92%
Russell 1000® Index††
Average annual total return	4.37%	0.39%	5.29%
Russell 1000® Value Index††
Average annual total return	3.01%	–2.19%	4.43%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell 1000 Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2012	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	1.22%	–5.26%	4.49%	7.98%
Class A
Average annual total return (with sales charge)	–4.29%	–6.53%	3.66%	7.51%
Average annual total return (without sales charge)	0.99%	–5.52%	4.23%	7.74%
Class C
Average annual total return (with CDSC)	–0.71%	–6.14%	3.52%	6.93%
Average annual total return (without CDSC)	0.29%	–6.14%	3.52%	6.93%
Class R
Average annual total return	0.80%	–5.75%	4.02%	7.46%
S&P 500® Index††
Average annual total return	5.45%	0.22%	5.33%	8.58%
Russell 1000® Index††
Average annual total return	4.37%	0.39%	5.72%	8.71%
Russell 1000® Value Index††
Average annual total return	3.01%	–2.19%	5.28%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell 1000 Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2012	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	4.33%	0.16%	9.25%	11.86%
Class A
Average annual total return (with sales charge)	–1.38%	–1.16%	8.39%	11.21%
Average annual total return (without sales charge)	4.08%	–0.09%	8.97%	11.60%
Class C
Average annual total return (with CDSC)	2.32%	–0.71%	8.25%	10.80%
Average annual total return (without CDSC)	3.32%	–0.71%	8.25%	10.80%
Class R
Average annual total return	3.89%	–0.33%	8.86%	11.41%
Russell Midcap® Index††
Average annual total return	–1.65%	1.06%	8.45%	8.78%
Russell Midcap® Value Index††
Average annual total return	–0.37%	–0.13%	8.17%	9.22%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell Midcap Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2012	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	–4.72%	–0.45%	8.57%	11.11%
Class A
Average annual total return (with sales charge)	–9.94%	–1.77%	7.73%	10.64%
Average annual total return (without sales charge)	–4.95%	–0.70%	8.31%	10.87%
Class C
Average annual total return (with CDSC)	–6.66%	–1.33%	7.60%	10.07%
Average annual total return (without CDSC)	–5.66%	–1.33%	7.60%	10.07%
Russell 2000® Index††
Average annual total return	–2.08%	0.54%	7.00%	9.18%
Russell 2000® Value Index††
Average annual total return	–1.44%	–1.05%	6.50%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations less than $3 billion.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2012	1 Year	5 Years	Since 12/31/02*
Class I
Average annual total return	–0.20%	2.75%	11.57%
Class A
Average annual total return (with sales charge)	–5.67%	1.40%	10.75%
Average annual total return (without sales charge)	–0.45%	2.49%	11.38%
Class C
Average annual total return (with CDSC)	–2.22%	1.80%	10.51%
Average annual total return (without CDSC)	–1.22%	1.80%	10.51%
S&P 500® Index††
Average annual total return	5.45%	0.22%	6.84%
Russell 3000® Index††
Average annual total return	3.84%	0.39%	7.39%
Russell 3000® Value Index††
Average annual total return	2.64%	–2.10%	7.06%

Returns shown for Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2012	1 Year	Since 12/31/10*
Class I
Average annual total return	7.76%	9.23%
Class A
Average annual total return (with sales charge)	3.20%	6.11%
Average annual total return (without sales charge)	8.37%	9.62%
S&P 500® Index††
Average annual total return	5.45%	7.72%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index††
Average annual total return	7.64%	6.94%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 4.75%. Average annual total returns without sales charge do not reflect the sales charges. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index description on page 6.

††† Fund returns during the periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2012	1 Year	Since 3/31/09*
Class I
Average annual total return	6.02%	18.90%
Class A
Average annual total return (with sales charge)	1.70%	16.99%
Average annual total return (without sales charge)	5.66%	18.37%
BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index††
Average annual total return	7.02%	19.00%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 5/29/09.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Average annual total returns without sales charge do not reflect the sales charges. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Hewlett-Packard Company	3.95%
American International Group, Inc.	3.85%
JPMorgan Chase & Company	3.84%
Wells Fargo & Company	3.48%
Vodafone Group PLC - ADR	3.07%
Oracle Corporation	3.04%
The Allstate Corporation	2.99%
Johnson & Johnson	2.86%
Cobalt International Energy, Inc.	2.57%
Microsoft Corporation	2.56%

COMMON STOCKS — 98.56%	Shares Held	Value
CONSUMER DISCRETIONARY — 10.97% Auto Components — 3.62%
Delphi Automotive PLC (a)	62,000	$1,581,000
Johnson Controls, Inc.	240,700	6,669,797
Magna International, Inc.	128,000	5,050,880
		13,301,677
Automobiles — 0.78%
General Motors Company (a)	145,900	2,877,148
Hotels, Restaurants & Leisure — 0.52%
Carnival Corporation	56,300	1,929,401
Media — 3.49%
Comcast Corporation	150,300	4,719,420
The Interpublic Group of Companies, Inc.	387,800	4,207,630
Time Warner Cable, Inc.	47,400	3,891,540
		12,818,590
Multiline Retail — 1.05%
J.C. Penney Company, Inc. (c)	165,100	3,848,481
Specialty Retail — 1.51%
The Gap, Inc.	133,300	3,647,088
The Home Depot, Inc.	35,900	1,902,341
		5,549,429
TOTAL CONSUMER DISCRETIONARY		40,324,726
CONSUMER STAPLES — 6.40% Beverages — 1.69%
Molson Coors Brewing Company	45,700	1,901,577
PepsiCo, Inc.	61,000	4,310,260
		6,211,837

	Shares Held	Value
Food & Staples Retailing — 3.21%
CVS Caremark Corporation	98,800	$4,616,924
Safeway, Inc. (c)	94,800	1,720,620
Wal-Mart Stores, Inc.	78,100	5,445,132
		11,782,676
Food Products — 0.98%
General Mills, Inc.	46,900	1,807,526
Kraft Foods, Inc.	46,800	1,807,416
		3,614,942
Household Products — 0.52%
Kimberly-Clark Corporation	22,900	1,918,333
TOTAL CONSUMER STAPLES		23,527,788
ENERGY — 8.15% Oil, Gas & Consumable Fuels — 8.15%
Cobalt International Energy, Inc. (a)	402,800	9,465,800
ConocoPhillips	72,300	4,040,124
Phillips 66 (a)	34,350	1,141,794
Royal Dutch Shell PLC — Class B — ADR	110,900	7,755,237
Total SA — ADR	168,100	7,556,095
TOTAL ENERGY		29,959,050
FINANCIALS — 27.76% Capital Markets — 0.74%
Morgan Stanley	187,300	2,732,707
Commercial Banks — 6.78%
KeyCorp	473,403	3,664,139
PNC Financial Services Group, Inc.	45,315	2,769,200
SunTrust Banks, Inc.	235,500	5,706,165
Wells Fargo & Company	383,134	12,812,001
		24,951,505

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Diversified Value Fund

	Shares Held	Value
Consumer Finance — 1.78%
Capital One Financial Corporation	119,900	$6,553,734
Diversified Financial Services — 8.54%
Bank of America Corporation	1,000,822	8,186,724
Citigroup, Inc.	331,374	9,082,961
JPMorgan Chase & Company	395,100	14,116,923
		31,386,608
Insurance — 9.92%
The Allstate Corporation	313,500	11,000,715
American International Group, Inc. (a)	441,400	14,164,526
MetLife, Inc.	106,442	3,283,736
Prudential Financial, Inc.	32,900	1,593,347
Unum Group	190,900	3,651,917
XL Group PLC	131,700	2,770,968
		36,465,209
TOTAL FINANCIALS		102,089,763
HEALTH CARE — 10.97% Health Care Equipment & Supplies — 2.27%
Covidien PLC	84,600	4,526,100
Medtronic, Inc.	48,800	1,890,024
Zimmer Holdings, Inc. (a)	29,900	1,924,364
		8,340,488
Health Care Providers & Services — 0.82%
Quest Diagnostics, Inc.	50,300	3,012,970
Pharmaceuticals — 7.88%
AstraZeneca PLC — ADR	43,400	1,942,150
Eli Lilly & Company	44,100	1,892,331
Johnson & Johnson	155,800	10,525,848
Merck & Company, Inc.	72,096	3,010,008
Novartis AG — ADR	69,600	3,890,640
Pfizer, Inc.	121,800	2,801,400
Sanofi — ADR	130,400	4,926,512
		28,988,889
TOTAL HEALTH CARE		40,342,347
INDUSTRIALS — 9.76% Aerospace & Defense — 4.92%
The Boeing Company	37,600	2,793,680
Embraer SA — ADR	85,200	2,260,356
Lockheed Martin Corporation	86,000	7,488,880
Northrop Grumman Corporation	86,700	5,530,593
		18,073,509
Air Freight & Logistics — 1.51%
FedEx Corporation	60,600	5,551,566

	Shares Held	Value
Machinery — 3.33%
Cummins, Inc.	63,500	$6,153,785
PACCAR, Inc.	155,900	6,109,721
		12,263,506
TOTAL INDUSTRIALS		35,888,581
INFORMATION TECHNOLOGY — 14.32% Computers & Peripherals — 3.95%
Hewlett-Packard Company	722,500	14,529,475
Electronic Equipment, Instruments & Components — 2.47%
Corning, Inc.	421,500	5,449,995
TE Connectivity Limited	113,600	3,624,976
		9,074,971
Semiconductors & Semiconductor Equipment — 0.73%
Texas Instruments, Inc.	94,500	2,711,205
Software — 7.17%
CA, Inc.	213,206	5,775,751
Microsoft Corporation	308,000	9,421,720
Oracle Corporation	375,800	11,161,260
		26,358,731
TOTAL INFORMATION TECHNOLOGY		52,674,382
TELECOMMUNICATION SERVICES — 3.07% Wireless Telecommunication Services — 3.07%
Vodafone Group PLC — ADR	400,400	11,283,272
TOTAL TELECOMMUNICATION SERVICES		11,283,272
UTILITIES — 7.16% Electric Utilities — 3.59%
Edison International	88,100	4,070,220
Exelon Corporation	242,600	9,126,612
		13,196,832
Independent Power Producers & Energy Traders — 1.08%
NRG Energy, Inc. (a)	228,900	3,973,704
Multi-Utilities — 2.49%
Public Service Enterprise Group, Inc.	281,500	9,148,750
TOTAL UTILITIES		26,319,286
Total common stocks (Cost $445,738,113)		362,409,195
Total long-term investments (Cost $445,738,113)		362,409,195
COLLATERAL FOR SECURITIES ON LOAN — 0.93%
Money Market Funds — 0.93%
Invesco Government Agency Portfolio, 0.02%^	3,436,654	3,436,654
Total collateral for securities on loan (Cost $3,436,654)		3,436,654

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Diversified Value Fund

SHORT-TERM Principal INVESTMENTS — 1.48%	Amount	Value
Time Deposits — 1.48%
JPMorgan Chase, 0.03%, 07/02/2012*	$5,445,681	$5,445,681
Total short-term investments (Cost $5,445,681)		5,445,681
Total investments — 100.97% (Cost $454,620,448)		371,291,530
Liabilities in excess of other assets — (0.97)%		(3,582,484)
Net assets — 100.00%		$367,709,046

(a) — Non-income producing security.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $3,363,906.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2012.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels. (Unaudited)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
JPMorgan Chase & Company	4.33%
Hewlett-Packard Company	4.19%
American International Group, Inc.	4.05%
The Allstate Corporation	3.49%
Wells Fargo & Company	3.49%
Vodafone Group PLC - ADR	3.48%
Exelon Corporation	3.24%
Johnson & Johnson	3.13%
Royal Dutch Shell PLC - Class B - ADR	3.07%
Microsoft Corporation	3.02%

COMMON STOCKS — 98.79%	Shares Held	Value
CONSUMER DISCRETIONARY — 10.67% Auto Components — 3.89%
Johnson Controls, Inc.	313,000	$8,673,230
Lear Corporation	63,300	2,388,309
Magna International, Inc.	218,200	8,610,172
		19,671,711
Diversified Consumer Services — 1.50%
H&R Block, Inc.	474,200	7,577,716
Hotels, Restaurants & Leisure — 0.50%
Carnival Corporation	74,500	2,553,115
Media — 2.21%
Comcast Corporation	326,100	10,239,540
The Interpublic Group of Companies, Inc.	90,300	979,755
		11,219,295
Multiline Retail — 1.31%
J.C. Penney Company, Inc. (c)	284,100	6,622,371
Specialty Retail — 1.26%
The Gap, Inc.	233,900	6,399,504
TOTAL CONSUMER DISCRETIONARY		54,043,712
CONSUMER STAPLES — 6.72% Beverages — 1.64%
PepsiCo, Inc.	117,900	8,330,814
Food & Staples Retailing — 3.86%
CVS Caremark Corporation	163,200	7,626,336
Safeway, Inc. (c)	175,600	3,187,140
Wal-Mart Stores, Inc.	125,300	8,735,916
		19,549,392
Food Products — 1.22%
General Mills, Inc.	64,300	2,478,122
Kraft Foods, Inc.	95,500	3,688,210
		6,166,332
TOTAL CONSUMER STAPLES		34,046,538

	Shares Held	Value
ENERGY — 7.37% Oil, Gas & Consumable Fuels — 7.37%
ConocoPhillips	158,000	$8,829,040
Phillips 66 (a)	75,000	2,493,000
Royal Dutch Shell PLC — Class B — ADR	222,700	15,573,411
Total SA — ADR	231,900	10,423,905
TOTAL ENERGY		37,319,356
FINANCIALS — 29.20% Commercial Banks — 5.55%
PNC Financial Services Group, Inc.	83,200	5,084,352
Regions Financial Corporation	795,400	5,368,950
Wells Fargo & Company	528,591	17,676,083
		28,129,385
Consumer Finance — 2.02%
Capital One Financial Corporation	187,200	10,232,352
Diversified Financial Services — 9.75%
Bank of America Corporation	1,670,689	13,666,236
Citigroup, Inc.	502,368	13,769,907
JPMorgan Chase & Company	613,700	21,927,501
		49,363,644
Insurance — 11.88%
The Allstate Corporation	504,400	17,699,396
American International Group, Inc. (a)	638,800	20,499,093
MetLife, Inc.	164,358	5,070,444
Unum Group	528,700	10,114,031
XL Group PLC	325,800	6,854,832
		60,237,796
TOTAL FINANCIALS		147,963,177
HEALTH CARE — 9.93% Health Care Equipment & Supplies — 1.02%
Zimmer Holdings, Inc. (a)	80,300	5,168,108

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Large Cap Value Fund

	Shares Held	Value
Pharmaceuticals — 8.91%
AstraZeneca PLC — ADR	88,600	$3,964,850
Eli Lilly & Company	58,500	2,510,235
Johnson & Johnson	234,400	15,836,064
Merck & Company, Inc.	126,600	5,285,550
Novartis AG — ADR	102,900	5,752,110
Pfizer, Inc.	219,800	5,055,400
Sanofi — ADR	177,700	6,713,506
		45,117,715
TOTAL HEALTH CARE		50,285,823
INDUSTRIALS — 9.67% Aerospace & Defense — 5.11%
The Boeing Company	34,800	2,585,640
Embraer SA — ADR	108,200	2,870,546
Lockheed Martin Corporation	147,000	12,800,760
Northrop Grumman Corporation	119,500	7,622,905
		25,879,851
Machinery — 3.76%
Cummins, Inc.	98,600	9,555,326
PACCAR, Inc.	242,400	9,499,656
		19,054,982
Professional Services — 0.80%
Manpower, Inc.	110,400	4,046,160
TOTAL INDUSTRIALS		48,980,993
INFORMATION TECHNOLOGY — 12.38% Computers & Peripherals — 4.19%
Hewlett-Packard Company	1,056,000	21,236,160
Electronic Equipment, Instruments & Components — 2.38%
Corning, Inc.	556,600	7,196,838
TE Connectivity Limited	152,425	4,863,882
		12,060,720
Semiconductors & Semiconductor Equipment — 0.74%
Texas Instruments, Inc.	130,100	3,732,569
Software — 5.07%
CA, Inc.	383,181	10,380,373
Microsoft Corporation	499,400	15,276,646
		25,657,019
TOTAL INFORMATION TECHNOLOGY		62,686,468
TELECOMMUNICATION SERVICES — 3.48% Wireless Telecommunication Services — 3.48%
Vodafone Group PLC — ADR	625,800	17,635,044
TOTAL TELECOMMUNICATION SERVICES		17,635,044

	Shares Held	Value
UTILITIES — 9.37% Electric Utilities — 5.40%
Edison International	163,400	$7,549,080
Exelon Corporation	436,600	16,424,892
PPL Corporation	122,800	3,415,068
		27,389,040
Independent Power Producers & Energy Traders — 1.32%
NRG Energy, Inc. (a)	385,300	6,688,808
Multi-Utilities — 2.65%
Public Service Enterprise Group, Inc.	412,500	13,406,250
TOTAL UTILITIES		47,484,098
Total common stocks (Cost $651,510,214)		500,445,209
Total long-term investments (Cost $651,510,214)		500,445,209
COLLATERAL FOR SECURITIES ON LOAN — 0.88%
Money Market Funds — 0.88%
Invesco Government Agency Portfolio, 0.02%^	4,476,899	4,476,899
Total collateral for securities on loan (Cost $4,476,899)		4,476,899
	Principal Amount
SHORT-TERM INVESTMENTS — 1.18%
Time Deposits — 1.18%
Citibank, 0.03%, 07/02/2012*	$5,955,321	5,955,321
Total short-term investments (Cost $5,955,321)		5,955,321
Total investments — 100.85% (Cost $661,942,434)		510,877,429
Liabilities in excess of other assets — (0.85)%		(4,325,827)
Net assets — 100.00%		$506,551,602

(a) — Non-income producing security.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $4,378,181.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2012.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels. (Unaudited)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Mid-Cap Value Fund

* Sum of sectors shown is greater than 100% due to short-term investments and liabilities in excess of other assets of (2.60)%.

Largest Equity Holdings	Percent of net assets
NRG Energy, Inc.	4.82%
Valassis Communications, Inc.	4.79%
Cobalt International Energy, Inc.	4.61%
SunTrust Banks, Inc.	4.11%
The Allstate Corporation	4.02%
Unum Group	3.65%
Huntington Ingalls Industries, Inc.	3.50%
Arris Group, Inc.	3.49%
H&R Block, Inc.	3.43%
Magna International, Inc.	3.36%

COMMON STOCKS — 99.44%	Shares Held	Value
CONSUMER DISCRETIONARY — 20.46% Auto Components — 7.72%
Delphi Automotive PLC (a)	554,500	$14,139,750
The Goodyear Tire & Rubber Company (a)	3,056,600	36,098,446
Lear Corporation	164,900	6,221,677
Magna International, Inc. (c)	1,104,100	43,567,786
		100,027,659
Diversified Consumer Services — 4.19%
DeVry, Inc.	319,100	9,882,527
H&R Block, Inc.	2,782,700	44,467,546
		54,350,073
Media — 7.44%
The Interpublic Group of Companies, Inc.	3,153,100	34,211,135
Valassis Communications, Inc. (a) (b)	2,856,100	62,120,175
		96,331,310
Multiline Retail — 0.77%
J.C. Penney Company, Inc. (c)	429,400	10,009,314
Textiles, Apparel & Luxury Goods — 0.34%
The Jones Group, Inc.	459,200	4,389,952
TOTAL CONSUMER DISCRETIONARY		265,108,308
CONSUMER STAPLES — 3.78% Beverages — 1.02%
Molson Coors Brewing Company	315,800	13,140,438
Food & Staples Retailing — 2.76%
Safeway, Inc. (c)	884,000	16,044,600
SUPERVALU, Inc. (c)	3,813,600	19,754,448
		35,799,048
TOTAL CONSUMER STAPLES		48,939,486

	Shares Held	Value
ENERGY — 7.44% Oil, Gas & Consumable Fuels — 7.44%
Cobalt International Energy, Inc. (a)	2,541,300	$59,720,550
Kosmos Energy Limited (a)	1,500,300	16,578,315
Stone Energy Corporation (a)	795,400	20,155,436
TOTAL ENERGY		96,454,301
FINANCIALS — 30.72% Commercial Banks — 13.45%
CIT Group, Inc. (a)	177,500	6,326,100
First Horizon National Corporation	1,513,558	13,092,273
KeyCorp	4,260,020	32,972,555
Regions Financial Corporation	5,621,800	37,947,150
SunTrust Banks, Inc.	2,199,800	53,301,154
Synovus Financial Corporation	7,312,000	14,477,760
Zions Bancorporation	829,500	16,108,890
		174,225,882
Diversified Financial Services — 2.38%
PHH Corporation (a)	1,765,300	30,857,444
Insurance — 13.07%
The Allstate Corporation	1,484,300	52,084,087
CNO Financial Group, Inc.	4,102,600	32,000,280
Torchmark Corporation	445,700	22,530,135
Unum Group	2,474,000	47,327,620
XL Group PLC	736,000	15,485,440
		169,427,562
Real Estate Management & Development — 1.82%
Granite Real Estate, Inc.	694,000	23,533,540
TOTAL FINANCIALS		398,044,428
HEALTH CARE — 4.52% Biotechnology — 0.18%
United Therapeutics Corporation (a)	47,300	2,335,674

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Mid-Cap Value Fund

	Shares Held	Value
Health Care Providers & Services — 4.34%
LifePoint Hospitals, Inc. (a)	432,100	$17,707,458
Omnicare, Inc.	1,030,600	32,185,638
Quest Diagnostics, Inc.	106,200	6,361,380
		56,254,476
TOTAL HEALTH CARE		58,590,150
INDUSTRIALS — 14.31% Aerospace & Defense — 6.02%
Alliant Techsystems, Inc.	392,900	19,868,953
Embraer SA — ADR	481,000	12,760,930
Huntington Ingalls Industries, Inc. (a)	1,127,300	45,362,552
		77,992,435
Airlines — 0.98%
Southwest Airlines Company	1,375,500	12,682,110
Building Products — 0.24%
Fortune Brands Home & Security, Inc. (a)	139,200	3,099,984
Construction & Engineering — 0.23%
EMCOR Group, Inc.	110,300	3,068,546
Machinery — 0.75%
PACCAR, Inc.	161,400	6,325,266
Terex Corporation (a)	188,300	3,357,389
		9,682,655
Professional Services — 2.74%
Manpower, Inc.	968,000	35,477,200
Road & Rail — 3.35%
Con-way, Inc.	1,201,100	43,371,721
TOTAL INDUSTRIALS		185,374,651
INFORMATION TECHNOLOGY — 9.09% Communications Equipment — 3.73%
Arris Group, Inc. (a)	3,255,100	45,278,441
Comverse Technology, Inc. (a)	534,200	3,109,044
		48,387,485
Computers & Peripherals — 0.76%
Lexmark International, Inc.	367,800	9,776,124
Electronic Equipment, Instruments & Components — 1.18%
TE Connectivity Limited	480,700	15,339,137
Semiconductors & Semiconductor Equipment — 1.01%
ON Semiconductor Corporation (a)	1,834,100	13,022,110
Software — 2.41%
CA, Inc.	825,544	22,363,987
Symantec Corporation (a)	604,900	8,837,589
		31,201,576
TOTAL INFORMATION TECHNOLOGY		117,726,432

	Shares Held	Value
UTILITIES — 9.12% Electric Utilities — 2.67%
Great Plains Energy, Inc.	748,800	$16,031,808
PPL Corporation	670,400	18,643,824
		34,675,632
Independent Power Producers & Energy Traders — 4.82%
NRG Energy, Inc. (a)	3,595,100	62,410,936
Multi-Utilities — 1.63%
Public Service Enterprise Group, Inc.	649,800	21,118,500
TOTAL UTILITIES		118,205,068
Total common stocks (Cost $1,464,591,950)		1,288,442,824
Total long-term investments (Cost $1,464,591,950)		1,288,442,824
COLLATERAL FOR SECURITIES ON LOAN — 3.16%
Money Market Funds — 3.16%
Invesco Government Agency Portfolio, 0.02%^	40,946,123	40,946,123
Total collateral for securities on loan (Cost $40,946,123)		40,946,123
	Principal Amount
SHORT-TERM INVESTMENTS — 0.55%
Time Deposits — 0.55%
Citibank, 0.03%, 07/02/2012*	$7,198,566	7,198,566
Total short-term investments (Cost $7,198,566)		7,198,566
Total investments — 103.15% (Cost $1,512,736,639)		1,336,587,513
Liabilities in excess of other assets — (3.15)%		(40,879,094)
Net assets — 100.00%		$1,295,708,419

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $39,816,428.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2012.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels. (Unaudited)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
Valassis Communications, Inc.	5.49%
Con-way, Inc.	4.72%
Huntington Ingalls Industries, Inc.	4.11%
Great Plains Energy, Inc.	3.90%
Arris Group, Inc.	3.77%
Rent-A-Center, Inc.	3.18%
The Geo Group, Inc.	3.02%
CNO Financial Group, Inc.	3.01%
Quiksilver, Inc.	3.00%
Miller Industries, Inc.	2.97%

COMMON STOCKS — 95.05%	Shares Held	Value
CONSUMER DISCRETIONARY — 14.75% Diversified Consumer Services — 1.11%
DeVry, Inc.	124,900	$3,868,153
Hotels, Restaurants & Leisure — 0.80%
Lakes Entertainment, Inc. (a)	197,000	571,300
Marriott Vacations Worldwide Corporation (a)	71,500	2,215,070
		2,786,370
Household Durables — 0.16%
Furniture Brands International, Inc. (a)	442,000	548,080
Media — 6.50%
The Interpublic Group of Companies, Inc.	324,000	3,515,400
Valassis Communications, Inc. (a)	875,800	19,048,650
		22,564,050
Specialty Retail — 3.18%
Rent-A-Center, Inc.	327,200	11,039,728
Textiles, Apparel & Luxury Goods — 3.00%
Quiksilver, Inc. (a)	4,474,400	10,425,352
TOTAL CONSUMER DISCRETIONARY		51,231,733
CONSUMER STAPLES — 1.11% Food Products — 1.11%
Overhill Farms, Inc. (a) (b)	982,900	3,852,968
TOTAL CONSUMER STAPLES		3,852,968
ENERGY — 3.18% Oil, Gas & Consumable Fuels — 3.18%
Cobalt International Energy, Inc. (a)	114,000	2,679,000
Stone Energy Corporation (a)	329,700	8,354,598
TOTAL ENERGY		11,033,598

	Shares Held	Value
FINANCIALS — 25.79% Commercial Banks — 6.31%
Associated Banc-Corp	235,100	$3,100,969
First Horizon National Corporation	802,631	6,942,761
First Interstate BancSystem, Inc.	253,000	3,602,720
First Niagara Financial Group, Inc.	206,800	1,582,020
Synovus Financial Corporation	1,518,200	3,006,036
TCF Financial Corporation	145,300	1,668,044
Webster Financial Corporation	93,000	2,014,380
		21,916,930
Diversified Financial Services — 2.85%
PHH Corporation (a)	565,800	9,890,184
Insurance — 13.86%
Argo Group International Holdings Limited	157,700	4,615,879
CNO Financial Group, Inc.	1,339,800	10,450,440
Employers Holdings, Inc.	203,600	3,672,944
Endurance Specialty Holdings Limited	52,600	2,015,632
Global Indemnity PLC (a)	343,536	6,956,604
The Hanover Insurance Group, Inc.	12,800	500,864
Horace Mann Educators Corporation	529,700	9,259,156
National Western Life Insurance Company	5,400	766,368
Symetra Financial Corporation	783,300	9,885,246
		48,123,133
Real Estate Investment Trusts — 0.65%
CapLease, Inc.	539,100	2,237,265
Real Estate Management & Development — 1.85%
Granite Real Estate, Inc.	189,800	6,436,118
Thrifts & Mortgage Finance — 0.27%
First Financial Holdings, Inc.	87,900	942,288
TOTAL FINANCIALS		89,545,918

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Small Cap Value Fund

	Shares Held	Value
HEALTH CARE — 3.99% Health Care Providers & Services — 3.99%
LifePoint Hospitals, Inc. (a)	133,400	$5,466,732
Lincare Holdings, Inc.	158,300	5,385,366
PharMerica Corporation (a)	275,200	3,005,184
TOTAL HEALTH CARE		13,857,282
INDUSTRIALS — 28.08% Aerospace & Defense — 7.22%
Alliant Techsystems, Inc.	188,900	9,552,673
Embraer SA — ADR	47,400	1,257,522
Huntington Ingalls Industries, Inc. (a)	354,700	14,273,128
		25,083,323
Building Products — 1.64%
Fortune Brands Home & Security, Inc. (a)	255,500	5,689,985
Commercial Services & Supplies — 3.02%
The Geo Group, Inc. (a)	460,800	10,469,376
Machinery — 5.43%
CIRCOR International, Inc.	150,200	5,120,318
Meritor, Inc. (a)	366,100	1,911,042
Miller Industries, Inc. (b)	647,100	10,308,303
Mueller Water Products, Inc.	435,000	1,505,100
		18,844,763
Professional Services — 4.69%
Heidrick & Struggles International, Inc.	241,300	4,222,750
Hudson Global, Inc. (a) (b)	1,729,200	7,210,764
Manpower, Inc.	132,100	4,841,465
		16,274,979
Road & Rail — 6.08%
Avis Budget Group, Inc. (a)	311,300	4,731,760
Con-way, Inc.	454,000	16,393,940
		21,125,700
TOTAL INDUSTRIALS		97,488,126
INFORMATION TECHNOLOGY — 9.68% Communications Equipment — 6.17%
Arris Group, Inc. (a)	940,800	13,086,528
Comverse Technology, Inc. (a)	1,127,200	6,560,304
Symmetricom, Inc. (a)	293,200	1,756,268
		21,403,100
Computers & Peripherals — 0.92%
Lexmark International, Inc.	120,600	3,205,548
IT Services — 0.38%
CIBER, Inc. (a)	307,000	1,323,170
Semiconductors & Semiconductor Equipment — 2.21%
ON Semiconductor Corporation (a)	1,080,500	7,671,550
TOTAL INFORMATION TECHNOLOGY		33,603,368

	Shares Held	Value
MATERIALS — 1.58% Metals & Mining — 1.58%
Noranda Aluminum Holding Corporation	690,200	$5,493,992
TOTAL MATERIALS		5,493,992
UTILITIES — 6.89% Electric Utilities — 6.89%
Great Plains Energy, Inc.	632,200	13,535,402
Portland General Electric Company	269,300	7,179,538
Westar Energy, Inc.	107,200	3,210,640
TOTAL UTILITIES		23,925,580
Total common stocks (Cost $350,568,547)		330,032,565
Total long-term investments (Cost $350,568,547)		330,032,565
	Principal Amount
SHORT-TERM INVESTMENTS — 5.48%
Time Deposits — 5.48%
Bank of New York Mellon, 0.03%, 07/02/2012*	$15,521,925	15,521,925
Citibank, 0.03%, 07/02/2012*	3,500,000	3,500,000
Total short-term investments (Cost $19,021,925)		19,021,925
Total investments — 100.53% (Cost $369,590,472)		349,054,490
Liabilities in excess of other assets — (0.53)%		(1,845,281)
Net assets — 100.00%		$347,209,209

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels. (Unaudited)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Value Opportunities Fund

Largest Equity Holdings	Percent of net assets
Valassis Communications, Inc.	13.40%
American International Group, Inc.	8.35%
JPMorgan Chase & Company	4.64%
Clarkson PLC	3.72%
Huntington Ingalls Industries, Inc.	3.66%
Con-way, Inc.	3.53%
Vodafone Group PLC - ADR	3.36%
Cobalt International Energy, Inc.	3.08%
Miller Industries, Inc.	3.02%
Citigroup, Inc.	2.69%

COMMON STOCKS — 81.69%	Shares Held	Value
CONSUMER DISCRETIONARY — 20.43% Automobiles — 2.32%
Motors Liquidation Company GUC Trust (a)	160,000	$1,960,000
Hotels, Restaurants & Leisure — 0.95%
Lakes Entertainment, Inc. (a)	99,800	289,420
Marriott Vacations Worldwide Corporation (a)	16,600	514,268
		803,688
Household Durables — 0.03%
Stanley Furniture Company, Inc. (a)	6,300	25,137
Media — 13.40%
Valassis Communications, Inc. (a)	519,800	11,305,650
Multiline Retail — 2.22%
J.C. Penney Company, Inc. (c)	80,400	1,874,124
Textiles, Apparel & Luxury Goods — 1.51%
Quiksilver, Inc. (a)	547,900	1,276,607
TOTAL CONSUMER DISCRETIONARY		17,245,206
CONSUMER STAPLES — 1.95% Food Products — 0.98%
Overhill Farms, Inc. (a)	210,800	826,336
Tobacco — 0.97%
Philip Morris International, Inc.	9,400	820,244
TOTAL CONSUMER STAPLES		1,646,580
ENERGY — 3.08% Oil, Gas & Consumable Fuels — 3.08%
Cobalt International Energy, Inc. (a)	110,700	2,601,450
TOTAL ENERGY		2,601,450
FINANCIALS — 21.33% Capital Markets — 1.48%
Morgan Stanley	85,600	1,248,904
Diversified Financial Services — 9.87%
Bank of America Corporation	261,900	2,142,342
Citigroup, Inc.	82,900	2,272,289
JPMorgan Chase & Company	109,500	3,912,435
		8,327,066

	Shares Held	Value
Insurance — 8.81%
The Allstate Corporation	18,100	$635,129
American International Group, Inc. (a)	187,000	6,000,830
Unum Group	42,000	803,460
		7,439,419
Thrifts & Mortgage Finance — 1.17%
Tree.com, Inc. (a)	86,700	991,848
TOTAL FINANCIALS		18,007,237
INDUSTRIALS — 19.21% Aerospace & Defense — 3.66%
Huntington Ingalls Industries, Inc. (a)	76,666	3,085,040
Air Freight & Logistics — 0.42%
Air T, Inc.	42,900	354,783
Building Products — 0.84%
Masonite Worldwide Holdings, Inc. (a)	25,000	712,500
Construction & Engineering — 1.01%
Bouygues AG (f)	31,800	853,311
Machinery — 3.61%
KSB AG (f)	1,100	499,590
Miller Industries, Inc.	159,798	2,545,582
		3,045,172
Marine — 3.72%
Clarkson PLC (f)	154,300	3,137,604
Professional Services — 2.42%
Hudson Global, Inc. (a)	490,400	2,044,968
Road & Rail — 3.53%
Con-way, Inc.	82,600	2,982,686
TOTAL INDUSTRIALS		16,216,064
INFORMATION TECHNOLOGY — 6.22% Computers & Peripherals — 2.60%
Hewlett-Packard Company	109,200	2,196,012

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Value Opportunities Fund

	Shares Held	Value
Electronic Equipment, Instruments & Components — 2.23%
Corning, Inc.	145,800	$1,885,194
Software — 1.39%
Microsoft Corporation	38,300	1,171,597
TOTAL INFORMATION TECHNOLOGY		5,252,803
MATERIALS — 1.07% Metals & Mining — 1.07%
Noranda Aluminum Holding Corporation	112,700	897,092
TOTAL MATERIALS		897,092
TELECOMMUNICATION SERVICES — 4.33% Wireless Telecommunication Services — 4.33%
Mobistar SA (f)	24,000	821,951
Vodafone Group PLC — ADR	100,500	2,832,090
TOTAL TELECOMMUNICATION SERVICES		3,654,041
UTILITIES — 4.07% Independent Power Producers & Energy Traders — 2.64%
NRG Energy, Inc. (a)	128,400	2,229,024
Multi-Utilities — 1.43%
Public Service Enterprise Group, Inc.	37,100	1,205,750
TOTAL UTILITIES		3,434,774
Total common stocks (Cost $70,410,847)		68,955,247
INVESTMENT COMPANIES — 0.71%
Closed-End Funds — 0.71%
Boulder Total Return Fund, Inc. (a)	29,700	491,832
Diamond Hill Financial Trends Fund, Inc.	11,200	112,112
Total investment companies (Cost $582,085)		603,944
PREFERRED STOCKS — 3.95%
FINANCIALS — 3.95% Real Estate Investment Trusts — 1.37%
Strategic Hotels & Resorts, Inc. — Series A, 8.500%	47,100	1,151,595
Thrifts & Mortgage Finance — 2.58%
Federal Home Loan Mortgage Corporation — Series K (a)	33,900	103,395
Federal Home Loan Mortgage Corporation — Series N (a)	118,600	410,356
Federal Home Loan Mortgage Corporation — Series S (a)	18,700	51,425
Federal Home Loan Mortgage Corporation — Series T (a)	37,900	119,385
Federal Home Loan Mortgage Corporation — Series Z (a)	689,100	1,495,347
		2,179,908
TOTAL FINANCIALS		3,331,503
Total preferred stocks (Cost $1,793,162)		3,331,503

CORPORATE BONDS — 2.81%	Principal Amount	Value
CONSUMER DISCRETIONARY — 0.92% Household Durables — 0.92%
M/I Homes, Inc. 8.625%, 11/15/2018	$750,000	$778,125
TOTAL CONSUMER DISCRETIONARY		778,125
ENERGY — 0.84% Oil, Gas & Consumable Fuels — 0.84%
American Petroleum Tankers Parent LLC / American Petroleum Tankers Company 10.250%, 05/01/2015	679,000	711,252
TOTAL ENERGY		711,252
FINANCIALS — 0.32% Diversified Financial Services — 0.32%
PHH Corporation 9.250%, 03/01/2016	250,000	266,875
TOTAL FINANCIALS		266,875
MATERIALS — 0.73% Metals & Mining — 0.73%
Kaiser Aluminum Corporation 8.250%, 06/01/2020 (Acquired 05/18/2012, Cost $603,283) (r)	600,000	615,000
TOTAL MATERIALS		615,000
Total corporate bonds (Cost $2,185,116)		2,371,252
PURCHASED CALL OPTIONS — 0.16%	Contracts (100 shares per contract)
FINANCIALS — 0.16% Capital Markets — 0.16%
The Goldman Sachs Group, Inc. (a) Expiration: January 2013, Exercise Price: $100.00	200	136,400
TOTAL FINANCIALS		136,400
Total purchased call options (Cost $162,605)		136,400
PURCHASED PUT OPTIONS — 2.90%
CONSUMER DISCRETIONARY — 0.50% Household Durables — 0.50%
Hovnanian Enterprises, Inc. (a) Expiration: January 2014, Exercise Price: $2.00	593	38,545
KB Home (a) Expiration: January 2014, Exercise Price: $10.00	1,300	377,000
TOTAL CONSUMER DISCRETIONARY		415,545

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Value Opportunities Fund

	Contracts (100 shares per contract)	Value
MATERIALS — 1.14% Metals & Mining — 1.14%
United States Steel Corporation (a) Expiration: January 2014, Exercise Price: $40.00	100	$205,000
Expiration: January 2014, Exercise Price: $45.00	300	759,000
TOTAL MATERIALS		964,000
TELECOMMUNICATION SERVICES — 1.26% Diversified Telecommunication Services — 1.26%
Verizon Communications, Inc. (a) Expiration: January 2014, Exercise Price: $40.00	2,800	1,064,000
TOTAL TELECOMMUNICATION SERVICES		1,064,000
Total purchased put options (Cost $3,172,605)		2,443,545
WARRANTS — 1.24%	Shares Held
FINANCIALS — 1.24% Insurance — 1.24%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $45.00	101,800	1,049,558
TOTAL FINANCIALS		1,049,558
Total warrants (Cost $586,290)		1,049,558
Total long-term investments (Cost $78,892,710)		78,891,449
COLLATERAL FOR SECURITIES ON LOAN — 0.05%
Money Market Funds — 0.05%
Invesco Government Agency Portfolio, 0.02%^	41,953	41,953
Total collateral for securities on loan (Cost $41,953)		41,953

SHORT-TERM INVESTMENTS — 7.91%	Principal Amount	Value
Time Deposits — 7.91%
Deutsche Bank, 0.03%, 07/02/2012*	$6,177,480	$6,177,480
JPMorgan Chase, 0.03%, 07/02/2012*	500,000	500,000
Total short-term investments (Cost $6,677,480)		6,677,480
Total investments — 101.42% (Cost $85,612,143)		85,610,882
Liabilities in excess of other assets — (1.42)%		(1,201,281)
Net assets — 100.00%		$84,409,601

(a) — Non-income producing security.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $41,057.

(f) — Securities were fair valued as a result of market movements following the close of local trading using Interactive Data's proprietary fair value pricing model. The total market value of these securities was $5,312,456, representing 6.29% of net assets. See Note 1 in Notes to the Financial Statements.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of this security was $615,000, representing 0.73% of net assets.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2012.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels. (Unaudited)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Capital Income Fund

Largest Issuers	Percent of net assets
Vodafone Group PLC - ADR	3.36%
JPMorgan Chase & Company	3.23%
Johnson & Johnson	2.96%
Exelon Corporation	2.88%
Microsoft Corporation	2.81%
Royal Dutch Shell PLC - Class B - ADR	2.58%
Public Service Enterprise Group, Inc.	2.30%
Lockheed Martin Corporation	2.29%
The Allstate Corporation	2.04%
Total SA - ADR	1.76%

COMMON STOCKS — 56.82%	Shares Held	Value
CONSUMER DISCRETIONARY — 4.41% Auto Components — 1.21%
Johnson Controls, Inc.	3,906	$108,235
Automobiles — 0.26%
General Motors Company — Escrow (a) (f) (i)	4,600	0
General Motors Company (a)	874	17,235
Motors Liquidation Company GUC Trust (a)	460	5,635
		22,870
Diversified Consumer Services — 0.56%
H&R Block, Inc.	3,138	50,145
Hotels, Restaurants & Leisure — 0.63%
Carnival Corporation	1,650	56,546
Specialty Retail — 1.75%
The Home Depot, Inc.	2,944	156,003
TOTAL CONSUMER DISCRETIONARY		393,799
CONSUMER STAPLES — 10.93% Beverages — 2.85%
Molson Coors Brewing Company	2,506	104,275
PepsiCo, Inc.	2,130	150,505
		254,780
Food & Staples Retailing — 1.71%
Wal-Mart Stores, Inc. (c)	2,188	152,547
Food Products — 3.41%
General Mills, Inc.	1,258	48,483
Kraft Foods, Inc.	3,928	151,700
Unilever PLC — ADR	3,076	103,753
		303,936
Household Products — 1.26%
Kimberly-Clark Corporation	1,340	112,252
Tobacco — 1.70%
Philip Morris International, Inc. (c)	1,735	151,396
TOTAL CONSUMER STAPLES		974,911

	Shares Held	Value
ENERGY — 5.81% Oil, Gas & Consumable Fuels — 5.81%
ConocoPhillips	2,347	$131,150
Royal Dutch Shell PLC — Class B — ADR	3,285	229,721
Total SA — ADR	3,495	157,100
TOTAL ENERGY		517,971
FINANCIALS — 8.52% Commercial Banks — 3.25%
PNC Financial Services Group, Inc.	2,319	141,714
Wells Fargo & Company	4,441	148,508
		290,222
Diversified Financial Services — 3.23%
JPMorgan Chase & Company (c)	8,058	287,912
Insurance — 2.04%
The Allstate Corporation	5,192	182,187
TOTAL FINANCIALS		760,321
HEALTH CARE — 8.51% Health Care Equipment & Supplies — 0.57%
Medtronic, Inc.	1,313	50,852
Pharmaceuticals — 7.94%
Eli Lilly & Company	1,865	80,027
Johnson & Johnson	3,909	264,093
Merck & Company, Inc.	2,260	94,355
Novartis AG — ADR	2,272	127,005
Pfizer, Inc.	4,041	92,943
Sanofi — ADR	1,331	50,285
		708,708
TOTAL HEALTH CARE		759,560
INDUSTRIALS — 3.64% Aerospace & Defense — 3.17%
Lockheed Martin Corporation (c)	2,343	204,029
Northrop Grumman Corporation	1,232	78,589
		282,618

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Capital Income Fund

	Shares Held	Value
Machinery — 0.47%
PACCAR, Inc.	1,074	$42,090
TOTAL INDUSTRIALS		324,708
INFORMATION TECHNOLOGY — 4.23% Computers & Peripherals — 0.83%
Hewlett-Packard Company	3,670	73,804
Software — 3.40%
CA, Inc.	1,939	52,528
Microsoft Corporation	8,193	250,623
		303,151
TOTAL INFORMATION TECHNOLOGY		376,955
TELECOMMUNICATION SERVICES — 3.36% Wireless Telecommunication Services — 3.36%
Vodafone Group PLC — ADR	10,640	299,835
TOTAL TELECOMMUNICATION SERVICES		299,835
UTILITIES — 7.41% Electric Utilities — 5.11%
Edison International	2,134	98,591
Exelon Corporation (c)	6,836	257,169
PPL Corporation	3,597	100,033
		455,793
Multi-Utilities — 2.30%
Public Service Enterprise Group, Inc.	6,311	205,108
TOTAL UTILITIES		660,901
Total common stocks (Cost $4,726,958)		5,068,961
PREFERRED STOCKS — 2.35%
FINANCIALS — 2.35% Commercial Banks — 1.03%
Countrywide Capital V, 7.000%	1,844	45,824
Royal Bank of Scotland Group PLC, 6.600%	500	8,865
Zions Bancorporation, 9.500%	1,390	36,446
		91,135
Consumer Finance — 0.34%
GMAC Capital Trust I — Series 2, 8.125% (b)	1,268	30,495
Investment Companies — 0.44%
Pebblebrook Hotel Trust, 8.000%	1,500	39,285
Real Estate Investment Trusts — 0.48%
Strategic Hotels & Resorts, Inc. — Series A, 8.500%	1,752	42,836
Thrifts & Mortgage Finance — 0.06%
Federal Home Loan Mortgage Corporation — Series Z (a)	2,635	5,718
TOTAL FINANCIALS		209,469
Total preferred stocks (Cost $209,748)		209,469

CONVERTIBLE PREFERRED STOCKS — 0.97%	Shares Held	Value
CONSUMER DISCRETIONARY — 0.36% Auto Components — 0.36%
The Goodyear Tire & Rubber Company, 5.875%	750	$32,400
TOTAL CONSUMER DISCRETIONARY		32,400
ENERGY — 0.10% Oil, Gas & Consumable Fuels — 0.10%
Petroquest Energy, Inc., 6.875%	250	8,500
TOTAL ENERGY		8,500
FINANCIALS — 0.51% Commercial Banks — 0.25%
KeyCorp, 7.750%	200	22,300
Diversified Financial Services — 0.26%
Citigroup, Inc., 7.500%	267	22,845
TOTAL FINANCIALS		45,145
Total convertible preferred stocks (Cost $98,128)		86,045
CONVERTIBLE BONDS — 0.31%	Principal Amount
INDUSTRIALS — 0.31% Machinery — 0.31%
Meritor, Inc. 4.000%, 02/15/2027 (b)	$38,000	28,025
TOTAL INDUSTRIALS		28,025
Total convertible bonds (Cost $37,291)		28,025
CORPORATE BONDS — 38.00%
CONSUMER DISCRETIONARY — 8.70% Auto Components — 1.44%
Affinia Group, Inc. 10.750%, 08/15/2016 (Acquired 06/26/2012, Cost $16,344) (r)	15,000	16,238
Allison Transmission, Inc. 7.125%, 05/15/2019 (Acquired 05/09/2011, Cost $25,344) (r)	25,000	26,188
American Axle & Manufacturing Holdings, Inc. 9.250%, 01/15/2017 (Acquired 12/31/2010 — 07/07/2011, Cost $30,394) (r)	28,000	31,429
American Axle & Manufacturing, Inc. 7.750%, 11/15/2019	4,000	4,250
Stoneridge, Inc. 9.500%, 10/15/2017 (Acquired 12/31/2010, Cost $21,433) (i) (r)	20,000	20,625
Tomkins LLC / Tomkins, Inc. 9.000%, 10/01/2018	27,000	30,172
		128,902

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Automobiles — 0.41%
Chrysler Group LLC 8.250%, 06/15/2021	$35,000	$36,138
Hotels, Restaurants & Leisure — 2.32%
Choice Hotels International, Inc. 5.750%, 07/01/2022	30,000	31,427
CKE Holdings, Inc. 10.500%, 03/14/2016 (Acquired 04/25/2012, Cost $10,707) (p) (r)	10,000	11,000
CKE Restaurants, Inc. 11.375%, 07/15/2018	40,000	45,899
DineEquity, Inc. 9.500%, 10/30/2018	30,000	33,000
MGM Resorts International 7.750%, 03/15/2022	25,000	25,875
NCL Corporation Limited 9.500%, 11/15/2018	30,000	32,700
Ruby Tuesday, Inc. 7.625%, 05/15/2020 (Acquired 05/07/2012 — 06/25/2012, Cost $28,497) (r)	30,000	26,925
		206,826
Household Durables — 0.35%
M/I Homes, Inc. 8.625%, 11/15/2018	30,000	31,125
Leisure Equipment & Products — 0.72%
CityCenter Holdings LLC / CityCenter Finance Corporation 11.500%, 01/15/2017 (p)	27,906	30,906
Seven Seas Cruises S de RL LLC 9.125%, 05/15/2019	32,000	33,200
		64,106

	Principal Amount	Value
Media — 2.80%
Bresnan Broadband Holdings LLC 8.000%, 12/15/2018 (Acquired 12/31/2010 — 03/19/2012, Cost $25,925) (r)	$25,000	$26,250
CCO Holdings LLC / CCO Holdings Capital Corporation 7.375%, 06/01/2020	30,000	33,113
Cequel Communications Holdings I LLC / Cequel Capital Corporation 8.625%, 11/15/2017 (Acquired 12/31/2010 — 06/21/2012, Cost $36,048) (r)	35,000	37,887
Cumulus Media Holdings, Inc. 7.750%, 05/01/2019	35,000	33,163
Entercom Radio LLC 10.500%, 12/01/2019	25,000	27,000
Townsquare Radio LLC / Townsquare Radio, Inc. 9.000%, 04/01/2019 (Acquired 03/30/2012, Cost $19,978) (r)	20,000	21,000
Unitymedia Hessen GmbH & Company / Unitymedia NRW GmbH 8.125%, 12/01/2017 (Acquired 12/31/2010, Cost $15,750) (r)	15,000	16,200
7.500%, 03/15/2019 (Acquired 03/28/2011, Cost $20,450) (r)	20,000	21,300
Valassis Communications, Inc. 6.625%, 02/01/2021	35,000	34,124
		250,037
Multiline Retail — 0.66%
99 Cents Only Stores 11.000%, 12/15/2019 (Acquired 03/28/2012, Cost $21,475) (r)	20,000	21,700
Dillard's, Inc. 7.130%, 08/01/2018	35,000	37,494
		59,194
TOTAL CONSUMER DISCRETIONARY		776,328
CONSUMER STAPLES — 0.57% Food Products — 0.33%
Post Holdings, Inc. 7.375%, 02/15/2022 (Acquired 01/27/2012 — 02/28/2012, Cost $29,092) (r)	28,000	29,610

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Household Products — 0.24%
FGI Operating Company LLC / FGI Finance, Inc. 7.875%, 05/01/2020 (Acquired 04/12/2012, Cost $20,150) (r)	$20,000	$20,900
TOTAL CONSUMER STAPLES		50,510
ENERGY — 5.42% Energy Equipment & Services — 2.16%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	20,000	21,000
Bill Barrett Corporation 7.000%, 10/15/2022	40,000	38,299
Lone Pine Resources Canada Limited 10.375%, 02/15/2017 (Acquired 06/21/2012 — 06/26/2012, Cost $14,289) (r)	15,000	14,213
Parker Drilling Company 9.125%, 04/01/2018	25,000	26,563
PHI, Inc. 8.625%, 10/15/2018	35,000	35,525
Thermon Industries, Inc. 9.500%, 05/01/2017	20,000	22,100
Unit Corporation 6.625%, 05/15/2021	35,000	35,000
		192,700
Oil, Gas & Consumable Fuels — 3.26%
American Petroleum Tankers Parent LLC / American Petroleum Tankers Company 10.250%, 05/01/2015	40,000	41,900
Comstock Resources, Inc. 7.750%, 04/01/2019	30,000	27,750
9.500%, 06/15/2020	10,000	9,875
Holly Energy Partners LP / Holly Energy Finance Corporation 6.500%, 03/01/2020 (Acquired 02/28/2012 — 03/20/2012, Cost $29,520) (r)	29,000	29,290
NGPL PipeCo LLC 9.625%, 06/01/2019 (Acquired 05/22/2012 — 05/30/2012, Cost $27,370) (r)	27,000	29,025
Overseas Shipholding Group, Inc. 7.500%, 02/15/2024	27,000	15,390
PBF Holding Company LLC / PBF Finance Corporation 8.250%, 02/15/2020 (Acquired 01/27/2012 — 05/29/2012, Cost $39,517) (r)	40,000	40,100
Petroquest Energy, Inc. 10.000%, 09/01/2017	45,000	46,575
Stone Energy Corporation 8.625%, 02/01/2017	50,000	51,000
		290,905
TOTAL ENERGY		483,605

	Principal Amount	Value
FINANCIALS — 3.37% Commercial Banks — 0.32%
CIT Group, Inc. 7.000%, 05/02/2017 (Acquired 12/31/2010 — 03/24/2011, Cost $23,423) (r)	$23,419	$23,492
The Royal Bank of Scotland PLC 9.500%, 03/16/2022 (b)	5,000	5,236
		28,728
Consumer Finance — 1.03%
Ally Financial, Inc. 7.250%, 09/15/2017	20,000	19,577
Credit Acceptance Corporation 9.125%, 02/01/2017	35,000	38,150
SLM Corporation — Series A 8.450%, 06/15/2018	30,000	33,750
		91,477
Diversified Financial Services — 0.42%
PHH Corporation 9.250%, 03/01/2016	35,000	37,363
Insurance — 1.20%
American General Institutional Capital A 7.570%, 12/01/2045 (Acquired 05/03/2012 — 05/09/2012, Cost $15,369) (r)	15,000	15,113
American International Group, Inc. 8.175%, 05/15/2058 (b)	40,000	43,599
CNO Financial Group, Inc. 9.000%, 01/15/2018 (Acquired 12/31/2010 — 05/17/2011, Cost $47,612) (r)	45,000	48,712
		107,424
Investments & Miscellaneous Financial Services — 0.40%
Constellation Enterprises LLC 10.625%, 02/01/2016 (Acquired 01/20/2011 — 07/19/2011, Cost $35,059) (i) (r)	35,000	35,525
TOTAL FINANCIALS		300,517

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
HEALTH CARE — 4.68% Health Care Providers & Services — 2.34%
AMERIGROUP Corporation 7.500%, 11/15/2019	$25,000	$27,000
AMGH Merger Sub, Inc. 9.250%, 11/01/2018 (Acquired 12/31/2010 — 06/03/2011, Cost $26,376) (r)	25,000	26,125
Capella Healthcare, Inc. 9.250%, 07/01/2017	40,000	41,599
Emergency Medical Services Corporation 8.125%, 06/01/2019	20,000	20,975
HCA, Inc. 6.500%, 02/15/2020	35,000	38,019
Rural/Metro Corporation 10.125%, 07/15/2019 (Acquired 02/01/2012 — 05/15/2012, Cost $18,077) (r)	20,000	19,400
Surgical Care Affiliates, Inc. 8.875%, 07/15/2015 (Acquired 03/21/2012, Cost $15,138) (p) (r)	15,000	15,263
10.000%, 07/15/2017 (Acquired 12/31/2010, Cost $20,400) (i) (r)	20,000	20,150
		208,531
Health Care Technology — 2.00%
DJO Finance LLC / DJO Finance Corporation 8.750%, 03/15/2018 (Acquired 03/13/2012 — 03/20/2012, Cost $25,434) (r)	25,000	25,625
Grifols, Inc. 8.250%, 02/01/2018	30,000	32,325
Kinetic Concepts, Inc. / KCI USA, Inc. 10.500%, 11/01/2018 (Acquired 10/25/2011 — 11/10/2011, Cost $24,705) (r)	25,000	26,375
12.500%, 11/01/2019 (Acquired 02/09/2012 — 05/10/2012, Cost $19,371) (r)	20,000	18,300
Merge Healthcare, Inc. 11.750%, 05/01/2015	20,000	20,750
PSS World Medical, Inc. 6.375%, 03/01/2022 (Acquired 02/16/2012 — 06/05/2012, Cost $28,181) (r)	28,000	28,840
STHI Holding Corporation 8.000%, 03/15/2018 (Acquired 03/11/2011 — 03/24/2011, Cost $25,764) (r)	25,000	26,563
		178,778

	Principal Amount	Value
Pharmaceuticals — 0.34%
ConvaTec Healthcare E SA 10.500%, 12/15/2018 (Acquired 12/31/2010 — 06/28/2011, Cost $30,725) (r)	$30,000	$30,300
TOTAL HEALTH CARE		417,609
INDUSTRIALS — 5.73% Aerospace & Defense — 0.12%
Huntington Ingalls Industries, Inc. 7.125%, 03/15/2021	10,000	10,500
Airlines — 1.65%
America West Airlines Pass Through Trust — Series 2001-1 7.100%, 04/02/2021	30,537	31,605
Continental Airlines, Inc. Pass Through Trust — Series 2003-ERJ1 7.875%, 07/02/2018	37,012	37,382
Delta Air Lines, Inc. Pass Through Trust — Class B — Series 2007-1 8.021%, 08/10/2022	27,176	27,618
United Air Lines, Inc. Pass Through Trust — Class B — Series 2007-1 7.336%, 07/02/2019 (Acquired 02/23/2012 — 03/21/2012, Cost $34,831) (e) (i)	35,434	34,948
US Airways Pass Through Trust — Class B — Series 2012-1 8.000%, 10/01/2019	15,000	15,375
		146,928
Building Products — 1.07%
Building Materials Corporation of America 6.750%, 05/01/2021 (Acquired 11/21/2011, Cost $40,400) (r)	40,000	42,900
Masonite International Corporation 8.250%, 04/15/2021 (Acquired 03/06/2012, Cost $25,875) (r)	25,000	25,875
Roofing Supply Group LLC / Roofing Supply Finance, Inc. 10.000%, 06/01/2020 (Acquired 05/24/2012, Cost $25,185) (r)	25,000	26,250
		95,025
Commercial Services & Supplies — 1.24%
International Lease Finance Corporation 8.250%, 12/15/2020	36,000	41,316
UR Merger Sub Corporation 5.750%, 07/15/2018 (Acquired 02/24/2012, Cost $15,000) (r)	15,000	15,638
8.375%, 09/15/2020	20,000	21,150
8.250%, 02/01/2021	30,000	32,100
		110,204

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Construction & Engineering — 0.38%
Tutor Perini Corporation 7.625%, 11/01/2018	$34,000	$34,255
Industrial Conglomerates — 0.17%
Actuant Corporation 5.625%, 06/15/2022 (Acquired 04/02/2012, Cost $15,244) (r)	15,000	15,488
Machinery — 0.81%
Altra Holdings, Inc. 8.125%, 12/01/2016	20,000	21,575
The Manitowoc Company, Inc. 8.500%, 11/01/2020	25,000	27,125
Mcron Finance Sub LLC / Mcron Finance Corporation 8.375%, 05/15/2019 (Acquired 04/20/2012 — 05/21/2012, Cost $24,334) (r)	24,000	23,880
		72,580
Road & Rail — 0.29%
Florida East Coast Railway Corporation 8.125%, 02/01/2017	25,000	26,250
TOTAL INDUSTRIALS		511,230
INFORMATION TECHNOLOGY — 1.79% Communications Equipment — 0.39%
CDW LLC / CDW Finance Corporation 8.500%, 04/01/2019	25,000	26,750
Nokia OYJ 5.375%, 05/15/2019	10,000	7,886
		34,636
Electronic Equipment, Instruments & Components — 0.52%
Freescale Semiconductor, Inc. 9.250%, 04/15/2018 (Acquired 12/31/2010 — 08/29/2011, Cost $26,749) (r)	25,000	26,875
8.050%, 02/01/2020	20,000	19,850
		46,725
Software — 0.88%
Ceridian Corporation 11.250%, 11/15/2015	20,000	19,300
8.875%, 07/15/2019 (Acquired 06/28/2012 — 06/29/2012, Cost $20,408) (d) (r)	20,000	20,750
First Data Corporation 8.875%, 08/15/2020 (Acquired 12/31/2010 — 12/05/2011, Cost $36,035) (r)	35,000	38,062
		78,112
TOTAL INFORMATION TECHNOLOGY		159,473

	Principal Amount	Value
MATERIALS — 5.86% Chemicals — 2.32%
Georgia Gulf Corporation 9.000%, 01/15/2017 (Acquired 12/31/2010, Cost $21,380) (r)	$20,000	$22,400
Hexion U.S. Finance Corporation / Hexion Nova Scotia Finance ULC 8.875%, 02/01/2018	25,000	25,625
LyondellBasell Industries NV 6.000%, 11/15/2021 (Acquired 01/05/2012 — 03/27/2012, Cost $42,728) (r)	40,000	44,099
Momentive Performance Materials, Inc. 12.500%, 06/15/2014	25,000	26,188
9.000%, 01/15/2021	30,000	22,875
Omnova Solutions, Inc. 7.875%, 11/01/2018	40,000	40,300
Taminco Global Chemical Corporation 9.750%, 03/31/2020 (Acquired 01/20/2012 — 03/13/2012, Cost $25,688) (r)	25,000	25,813
		207,300
Containers & Packaging — 0.60%
BWAY Holding Company 10.000%, 06/15/2018	30,000	33,150
Tekni-Plex, Inc. 9.750%, 06/01/2019 (Acquired 05/10/2012 — 05/21/2012, Cost $19,776) (r)	20,000	20,250
		53,400
Metals & Mining — 1.85%
AM Castle & Company 12.750%, 12/15/2016 (Acquired 12/12/2011 — 01/17/2012, Cost $30,601) (r)	31,000	33,325
Atkore International, Inc. 9.875%, 01/01/2018	35,000	34,125
Kaiser Aluminum Corporation 8.250%, 06/01/2020 (Acquired 05/18/2012, Cost $27,153) (r)	27,000	27,675
Rain CII Carbon LLC / CII Carbon Corporation 8.000%, 12/01/2018 (Acquired 12/31/2010 — 12/07/2011, Cost $35,769) (r)	35,000	35,525
SunCoke Energy, Inc. 7.625%, 08/01/2019	35,000	34,388
		165,038

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Paper & Forest Products — 1.09%
Ainsworth Lumber Company Limited 11.000%, 07/29/2015 (Acquired 12/31/2010 — 12/30/2011, Cost $41,943) (p) (r)	$42,025	$36,771
Longview Fibre Paper & Packaging, Inc. 8.000%, 06/01/2016 (Acquired 05/17/2011, Cost $36,318) (r)	36,000	36,180
Verso Paper Holdings LLC / Verso Paper, Inc. 11.750%, 01/15/2019 (Acquired 03/08/2012, Cost $9,890) (r)	10,000	10,138
8.750%, 02/01/2019	35,000	14,000
		97,089
TOTAL MATERIALS		522,827
TELECOMMUNICATION SERVICES — 0.66% Diversified Telecommunication Services — 0.35%
Sable International Finance Limited 8.750%, 02/01/2020 (Acquired 01/20/2012 — 02/28/2012, Cost $30,109) (r)	29,000	31,175
Wireless Telecommunication Services — 0.31%
Wind Acquisition Finance SA 7.250%, 02/15/2018 (Acquired 06/12/2012 — 06/15/2012, Cost $8,835) (r)	10,000	8,800
Wind Acquisition Holdings Finance SA 12.250%, 07/15/2017 (Acquired 07/05/2011 — 01/15/2012, Cost $29,138) (p) (r)	26,837	18,518
		27,318
TOTAL TELECOMMUNICATION SERVICES		58,493
UTILITIES — 1.22% Independent Power Producers & Energy Traders — 0.82%
GenOn Americas Generation LLC 8.500%, 10/01/2021	30,000	27,150
NRG Energy, Inc. 7.875%, 05/15/2021	45,000	45,675
		72,825
Multi-Utilities — 0.40%
Energy Future Intermediate Holding Company LLC 9.750%, 10/15/2019	35,000	36,225
TOTAL UTILITIES		109,050
Total corporate bonds (Cost $3,374,407)		3,389,642

WARRANTS — 0.05%	Shares Held	Value
CONSUMER DISCRETIONARY — 0.05% Automobiles — 0.05%
General Motors Company Expiration: July 2016, Exercise Price: $10.00 (a)	425	$4,684
Expiration: July 2019, Exercise Price: $18.33 (a)	19	129
TOTAL CONSUMER DISCRETIONARY		4,813
Total warrants (Cost $11,639)		4,813
Total long-term investments (Cost $8,458,171)		8,786,955
SHORT-TERM INVESTMENTS — 0.55%	Amount
Time Deposits — 0.55%
Deutsche Bank, 0.03%, 07/02/2012*	$49,286	49,286
Total short-term investments (Cost $49,286)		49,286
Total investments — 99.05% (Cost $8,507,457)		8,836,241
Other assets in excess of liabilities — 0.95%		84,355
Net assets — 100.00%		$8,920,596

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2012.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(d) — Delayed delivery security.

(e) —   Restricted security not registered under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of this security was $34,948, representing 0.39% of net assets.

(f) —   Fair valued security. The total market value of this security was $0, representing 0.00% of net assets.

(i) — Illiquid security.

(p) — Payment in-kind security.

(r) —   Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,386,050, representing 15.54% of net assets.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels. (Unaudited)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley High Yield Fund

Largest Issuers	Percent of net assets
American International Group, Inc.	2.77%
United Rentals, Inc.	1.90%
United Continental Holdings, Inc.	1.76%
Ally Financial, Inc.	1.67%
CIT Group, Inc.	1.65%
US Airways Group, Inc.	1.49%
Momentive Performance Materials, Inc.	1.25%
NRG Energy, Inc.	1.27%
HCA Holdings, Inc.	1.24%
Freescale Semiconductor Limited	1.21%

CORPORATE BONDS — 86.99%	Principal Amount	Value
Aerospace/Defense — 0.74%
Huntington Ingalls Industries, Inc. 7.125%, 03/15/2021 (c)	$3,750,000	$3,937,500
Airlines — 3.97%
America West Airlines Pass Through Trust — Series 2001-1 7.100%, 04/02/2021	3,480,620	3,602,442
Continental Airlines, Inc. Pass Through Trust — Series 2003-ERJ1 7.875%, 07/02/2018	4,800,923	4,848,932
Delta Air Lines, Inc. Pass Through Trust — Class B — Series 2007-1 8.021%, 08/10/2022	3,718,970	3,779,589
United Air Lines, Inc. Pass Through Trust — Class B — Series 2007-1 7.336%, 07/02/2019 (Acquired 06/23/2010 — 03/21/2012, Cost $4,425,025) (e) (i)	4,574,899	4,512,222
US Airways Pass Through Trust — Class B — Series 2012-1 8.000%, 10/01/2019	4,235,000	4,340,875
		21,084,060
Auto Loans — 0.87%
Credit Acceptance Corporation 9.125%, 02/01/2017	4,235,000	4,616,150

	Principal Amount	Value
Auto Parts & Equipment — 3.44%
Affinia Group, Inc. 10.750%, 08/15/2016 (Acquired 08/06/2009 — 06/26/2012, Cost $3,144,039) (r)	$2,965,000	$3,209,612
Allison Transmission, Inc. 7.125%, 05/15/2019 (Acquired 04/27/2011 — 10/20/2011, Cost $2,985,667) (r)	3,025,000	3,168,687
American Axle & Manufacturing Holdings, Inc. 9.250%, 01/15/2017 (Acquired 12/10/2009 — 09/13/2011, Cost $2,840,320) (r)	2,700,000	3,030,750
American Axle & Manufacturing, Inc. 7.750%, 11/15/2019	2,178,000	2,314,125
Stoneridge, Inc. 9.500%, 10/15/2017 (Acquired 09/24/2010 — 11/01/2011, Cost $3,071,742) (i) (r)	2,955,000	3,047,344
Tomkins LLC / Tomkins, Inc. 9.000%, 10/01/2018	3,119,000	3,485,482
		18,256,000
Automakers — 0.70%
Chrysler Group LLC 8.250%, 06/15/2021	3,625,000	3,742,813
Banking — 1.35%
Ally Financial, Inc. 4.625%, 06/26/2015	3,000,000	3,020,664
7.250%, 09/15/2017	1,858,000	1,818,683
The Royal Bank of Scotland PLC 9.500%, 03/16/2022 (b)	2,245,000	2,350,863
		7,190,210

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Building & Construction — 1.58%
M/I Homes, Inc. 8.625%, 11/15/2018	$4,125,000	$4,279,688
Tutor Perini Corporation 7.625%, 11/01/2018	4,087,000	4,117,653
		8,397,341
Building Materials — 2.25%
Building Materials Corporation of America 6.750%, 05/01/2021 (Acquired 08/26/2011 — 11/21/2011, Cost $4,144,427) (r)	4,266,000	4,575,284
Masonite International Corporation 8.250%, 04/15/2021 (Acquired 09/06/2011 — 03/14/2012, Cost $3,662,820) (r)	3,715,000	3,845,025
Roofing Supply Group LLC/ Roofing Supply Finance, Inc. 10.000%, 06/01/2020 (Acquired 05/24/2012, Cost $3,400,694) (r)	3,375,000	3,543,750
		11,964,059
Chemicals — 5.19%
Georgia Gulf Corporation 9.000%, 01/15/2017 (Acquired 12/11/2009 — 11/01/2011, Cost $2,991,368) (r)	2,869,000	3,213,280
Hexion U.S. Finance Corporation/ Hexion Nova Scotia Finance ULC 8.875%, 02/01/2018	3,125,000	3,203,125
LyondellBasell Industries NV 6.000%, 11/15/2021 (Acquired 11/04/2011 — 03/27/2012, Cost $5,237,047) (r)	4,965,000	5,473,912
Momentive Performance Materials, Inc. 12.500%, 06/15/2014	3,717,000	3,893,557
9.000%, 01/15/2021	3,620,000	2,760,250
Omnova Solutions, Inc. 7.875%, 11/01/2018	5,155,000	5,193,662
Taminco Global Chemical Corporation 9.750%, 03/31/2020 (Acquired 01/20/2012 — 06/25/2012, Cost $3,833,400) (r)	3,735,000	3,856,388
		27,594,174
Consumer — Products — 0.61%
FGI Operating Company LLC/FGI Finance, Inc. 7.875%, 05/01/2020 (Acquired 04/12/2012 — 06/05/2012, Cost $3,113,770) (r)	3,077,000	3,215,465

	Principal Amount	Value
Consumer/Commercial/Lease Financing — 3.75%
CIT Group, Inc. 7.000%, 05/02/2017 (Acquired 12/10/2009 — 06/14/2012, Cost $4,622,079) (r)	$4,626,126	$4,640,582
5.500%, 02/15/2019 (Acquired 05/24/2012, Cost $3,891,348) (r)	4,000,000	4,120,000
International Lease Finance Corporation 6.750%, 09/01/2016 (Acquired 06/27/2012 — 06/28/2012, Cost $3,252,500) (r)	3,000,000	3,240,000
8.250%, 12/15/2020	4,034,000	4,629,713
SLM Corporation — Series A 8.450%, 06/15/2018	2,935,000	3,301,875
		19,932,170
Department Stores — 1.20%
Dillard's, Inc. 6.625%, 01/15/2018	2,038,000	2,132,258
7.130%, 08/01/2018	3,940,000	4,220,725
		6,352,983
Discount Stores — 0.70%
99 Cents Only Stores 11.000%, 12/15/2019 (Acquired 12/14/2011 — 06/19/2012, Cost $3,573,343) (r)	3,434,000	3,725,890
Diversified Capital Goods — 1.26%
Actuant Corporation 5.625%, 06/15/2022 (Acquired 04/02/2012, Cost $2,266,103) (r)	2,235,000	2,307,638
AM Castle & Company 12.750%, 12/15/2016 (Acquired 12/12/2011 — 01/17/2012, Cost $3,318,660) (r)	3,375,000	3,628,125
FCC Holdings, Inc. 13.000%, 12/15/2015 (Acquired 01/03/2011 — 06/15/2012, Cost $966,517) (i) (r)	964,107	758,029
		6,693,792
Electric — Generation — 2.86%
Energy Future Holdings Corporation 9.750%, 10/15/2019	2,113,000	2,186,955
Energy Future Intermediate Holding Company LLC 9.750%, 10/15/2019	2,112,000	2,185,920
GenOn Americas Generation LLC 8.500%, 10/01/2021	4,543,000	4,111,415
NRG Energy, Inc. 7.875%, 05/15/2021 (c)	6,630,000	6,729,450
		15,213,740

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Electronics — 1.50%
Freescale Semiconductor, Inc. 9.250%, 04/15/2018 (Acquired 04/20/2010 — 06/18/2012, Cost $3,967,498) (r)	$3,855,000	$4,144,125
8.050%, 02/01/2020	2,285,000	2,267,863
Nokia OYJ 5.375%, 05/15/2019	1,990,000	1,569,246
		7,981,234
Energy — Exploration & Production — 5.30%
Bill Barrett Corporation 7.000%, 10/15/2022	5,181,000	4,960,808
Comstock Resources, Inc. 7.750%, 04/01/2019	2,690,000	2,488,250
9.500%, 06/15/2020	2,890,000	2,853,875
Energy XXI Gulf Coast, Inc. 9.250%, 12/15/2017	3,850,000	4,138,750
Lone Pine Resources Canada Limited 10.375%, 02/15/2017 (Acquired 06/21/2012 — 06/26/2012, Cost $1,793,279) (r)	1,885,000	1,786,038
Petroquest Energy, Inc. 10.000%, 09/01/2017	5,620,000	5,816,699
Stone Energy Corporation 8.625%, 02/01/2017	5,996,000	6,115,919
		28,160,339
Food — Wholesale — 0.71%
Post Holdings, Inc. 7.375%, 02/15/2022 (Acquired 01/27/2012 — 02/28/2012, Cost $3,705,856) (r)	3,573,000	3,778,448
Forestry/Paper — 2.89%
Ainsworth Lumber Company Limited 11.000%, 07/29/2015 (Acquired 02/22/2010 — 06/25/2012, Cost $3,074,849) (p) (r)	3,094,882	2,708,022
Longview Fibre Paper & Packaging, Inc. 8.000%, 06/01/2016 (Acquired 05/17/2011 — 06/13/2012, Cost $4,766,709) (r)	4,695,000	4,718,475
Sappi Papier Holding GmbH 7.750%, 07/15/2017 (Acquired 06/20/2012 — 06/27/2012, Cost $4,026,250) (d) (r)	4,000,000	4,065,000
Verso Paper Holdings LLC/Verso Paper, Inc. 11.750%, 01/15/2019 (Acquired 03/08/2012 — 04/17/2012, Cost $2,387,376) (r)	2,365,000	2,397,519
8.750%, 02/01/2019	3,713,000	1,485,200
		15,374,216

	Principal Amount	Value
Gaming — 1.46%
CityCenter Holdings LLC/ CityCenter Finance Corporation 11.500%, 01/15/2017 (p)	$3,077,919	$3,408,795
MGM Resorts International 7.750%, 03/15/2022	4,205,000	4,352,175
		7,760,970
Gas Distribution — 1.72%
Holly Energy Partners LP/ Holly Energy Finance Corporation 6.500%, 03/01/2020 (Acquired 02/28/2012 — 06/12/2012, Cost $3,909,420) (r)	3,861,000	3,899,610
NGPL PipeCo LLC 9.625%, 06/01/2019 (Acquired 05/22/2012 — 06/28/2012, Cost $5,040,664) (r)	4,898,000	5,265,350
		9,164,960
Health Facilities — 2.76%
Capella Healthcare, Inc. 9.250%, 07/01/2017	3,520,000	3,660,800
HCA, Inc. 6.500%, 02/15/2020 (c)	6,065,000	6,588,106
Surgical Care Affiliates, Inc. 8.875%, 07/15/2015 (Acquired 02/17/2012 — 03/21/2012, Cost $2,222,757) (p) (r)	2,204,981	2,243,568
10.000%, 07/15/2017 (Acquired 12/15/2009 — 02/22/2012, Cost $2,172,091) (i) (r)	2,155,000	2,171,163
		14,663,637
Health Services — 2.22%
AMGH Merger Sub, Inc. 9.250%, 11/01/2018 (Acquired 10/15/2010 — 06/18/2012, Cost $3,683,288) (r)	3,555,000	3,714,975
Emergency Medical Services Corporation 8.125%, 06/01/2019	2,185,000	2,291,519
Rural/Metro Corporation 10.125%, 07/15/2019 (Acquired 02/01/2012 — 05/15/2012, Cost $1,910,577) (r)	2,120,000	2,056,400
STHI Holding Corporation 8.000%, 03/15/2018 (Acquired 03/11/2011 — 05/21/2012, Cost $3,553,724) (r)	3,505,000	3,724,062
		11,786,956
Hotels — 0.78%
Choice Hotels International, Inc. 5.750%, 07/01/2022	3,970,000	4,158,845

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Investments & Miscellaneous Financial Services — 0.69%
Constellation Enterprises LLC 10.625%, 02/01/2016 (Acquired 01/20/2011 — 05/21/2012, Cost $3,633,005) (i) (r)	$3,630,000	$3,684,450
Leisure — 1.43%
NCL Corporation Limited 11.750%, 11/15/2016	1,500,000	1,728,750
9.500%, 11/15/2018	1,770,000	1,929,300
Seven Seas Cruises S de RL LLC 9.125%, 05/15/2019	3,773,000	3,914,488
		7,572,538
Life Insurance — 1.25%
American General Institutional Capital A 7.570%, 12/01/2045 (Acquired 05/03/2012 — 05/09/2012, Cost $2,407,154) (r)	2,350,000	2,367,625
CNO Financial Group, Inc. 9.000%, 01/15/2018 (Acquired 12/14/2010 — 10/27/2011, Cost $4,085,994) (c) (r)	3,945,000	4,270,463
		6,638,088
Machinery — 2.09%
Altra Holdings, Inc. 8.125%, 12/01/2016	3,399,000	3,666,671
The Manitowoc Company, Inc. 8.500%, 11/01/2020	3,555,000	3,857,175
Mcron Finance Sub LLC/ Mcron Finance Corporation 8.375%, 05/15/2019 (Acquired 04/20/2012 — 06/15/2012, Cost $3,670,385) (r)	3,625,000	3,606,875
		11,130,721
Managed Care — 0.66%
AMERIGROUP Corporation 7.500%, 11/15/2019	3,245,000	3,504,600
Media — Broadcast — 1.74%
Cumulus Media Holdings, Inc. 7.750%, 05/01/2019	3,860,000	3,657,350
Entercom Radio LLC 10.500%, 12/01/2019	2,480,000	2,678,400
Townsquare Radio LLC/Townsquare Radio, Inc. 9.000%, 04/01/2019 (Acquired 03/30/2012 — 06/18/2012, Cost $2,785,053) (r)	2,770,000	2,908,500
		9,244,250

	Principal Amount	Value
Media — Cable — 3.78%
Bresnan Broadband Holdings LLC 8.000%, 12/15/2018 (Acquired 12/01/2010 — 03/19/2012, Cost $3,679,453) (r)	$3,588,000	$3,767,400
CCO Holdings LLC/ CCO Holdings Capital Corporation 7.375%, 06/01/2020 (c)	5,085,000	5,612,568
Cequel Communications Holdings I LLC/ Cequel Capital Corporation 8.625%, 11/15/2017 (Acquired 10/30/2009 — 06/21/2012, Cost $4,692,795) (r)	4,580,000	4,957,850
Unitymedia Hessen GmbH & Company/ Unitymedia NRW GmbH 8.125%, 12/01/2017 (Acquired 11/17/2009 — 08/26/2011, Cost $2,790,305) (r)	2,720,000	2,937,600
7.500%, 03/15/2019 (Acquired 03/23/2011 — 11/15/2011, Cost $2,633,115) (r)	2,650,000	2,822,250
		20,097,668
Medical Products — 3.81%
DJO Finance LLC/DJO Finance Corporation 8.750%, 03/15/2018 (Acquired 03/13/2012 — 06/21/2012, Cost $4,076,125) (r)	4,000,000	4,100,000
Grifols, Inc. 8.250%, 02/01/2018	3,850,000	4,148,375
Kinetic Concepts, Inc./KCI USA, Inc. 10.500%, 11/01/2018 (Acquired 10/25/2011 — 06/22/2012, Cost $2,629,785) (r)	2,650,000	2,795,750
12.500%, 11/01/2019 (Acquired 02/09/2012 — 05/10/2012, Cost $2,529,598) (r)	2,590,000	2,369,850
Merge Healthcare, Inc. 11.750%, 05/01/2015	2,844,000	2,950,650
PSS World Medical, Inc. 6.375%, 03/01/2022 (Acquired 02/16/2012 — 06/05/2012, Cost $3,864,047) (r)	3,763,000	3,875,890
		20,240,515

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Metals/Mining Excluding Steel — 2.15%
Kaiser Aluminum Corporation 8.250%, 06/01/2020 (Acquired 05/18/2012 — 05/21/2012, Cost $3,625,120) (r)	$3,602,000	$3,692,050
Rain CII Carbon LLC/CII Carbon Corporation 8.000%, 12/01/2018 (Acquired 11/23/2010 — 12/07/2011, Cost $4,274,141) (r)	4,212,000	4,275,180
SunCoke Energy, Inc. 7.625%, 08/01/2019	3,525,000	3,463,313
		11,430,543
Multi-Line Insurance — 0.84%
American International Group, Inc. 8.175%, 05/15/2058 (b)	4,115,000	4,485,350
Oil Field Equipment & Services — 4.42%
American Petroleum Tankers Parent LLC/ American Petroleum Tankers Company 10.250%, 05/01/2015	5,689,000	5,959,228
Atwood Oceanics, Inc. 6.500%, 02/01/2020	2,615,000	2,745,750
Parker Drilling Company 9.125%, 04/01/2018	2,770,000	2,943,125
PHI, Inc. 8.625%, 10/15/2018	4,625,000	4,694,375
Thermon Industries, Inc. 9.500%, 05/01/2017	2,454,000	2,711,670
Unit Corporation 6.625%, 05/15/2021	4,413,000	4,413,000
		23,467,148
Oil Refining & Marketing — 0.73%
PBF Holding Company LLC/ PBF Finance Corporation 8.250%, 02/15/2020 (Acquired 01/27/2012 — 05/29/2012, Cost $3,789,336) (r)	3,845,000	3,854,613
Packaging — 1.37%
BWAY Holding Company 10.000%, 06/15/2018	3,375,000	3,729,375
Tekni-Plex, Inc. 9.750%, 06/01/2019 (Acquired 05/10/2012 — 06/27/2012, Cost $3,482,438) (r)	3,513,000	3,556,913
		7,286,288
Pharmaceuticals — 0.71%
ConvaTec Healthcare E SA 10.500%, 12/15/2018 (Acquired 12/28/2010 — 03/12/2012, Cost $3,804,320) (r)	3,740,000	3,777,400

	Principal Amount	Value
Printing & Publishing — 0.88%
Valassis Communications, Inc. 6.625%, 02/01/2021	$4,790,000	$4,670,250
Railroads — 0.57%
Florida East Coast Railway Corporation 8.125%, 02/01/2017	2,894,000	3,038,700
Restaurants — 2.43%
CKE Holdings, Inc. 10.500%, 03/14/2016 (Acquired 04/25/2012, Cost $1,686,334) (p) (r)	1,575,000	1,732,500
CKE Restaurants, Inc. 11.375%, 07/15/2018	3,637,000	4,173,457
DineEquity, Inc. 9.500%, 10/30/2018	3,430,000	3,773,000
Ruby Tuesday, Inc. 7.625%, 05/15/2020 (Acquired 05/07/2012 — 06/25/2012, Cost $3,462,530) (r)	3,615,000	3,244,463
		12,923,420
Software/Services — 1.80%
Ceridian Corporation 11.250%, 11/15/2015 (c)	3,285,000	3,170,025
8.875%, 07/15/2019 (Acquired 06/28/2012 — 06/29/2012, Cost $2,276,628) (d) (r)	2,230,000	2,313,625
First Data Corporation 8.875%, 08/15/2020 (Acquired 08/11/2010 — 03/20/2012, Cost $3,837,613) (r)	3,750,000	4,078,125
		9,561,775
Steel Producers/Products — 0.62%
Atkore International, Inc. 9.875%, 01/01/2018	3,365,000	3,280,875
Support — Services — 2.86%
PHH Corporation 9.250%, 03/01/2016	4,805,000	5,129,338
UR Merger Sub Corporation 5.750%, 07/15/2018 (Acquired 02/24/2012 — 06/14/2012, Cost $2,861,250) (r)	2,835,000	2,955,488
8.375%, 09/15/2020	2,235,000	2,363,513
8.250%, 02/01/2021	4,450,000	4,761,499
		15,209,838
Telecom — Integrated/Services — 0.69%
Sable International Finance Limited 8.750%, 02/01/2020 (Acquired 01/20/2012 — 03/13/2012, Cost $3,555,006) (r)	3,419,000	3,675,425

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Telecom — Wireless — 0.63%
Wind Acquisition Finance SA 7.250%, 02/15/2018 (Acquired 06/08/2012 — 06/15/2012, Cost $1,383,555) (r)	$1,559,000	$1,371,920
Wind Acquisition Holdings Finance SA 12.250%, 07/15/2017 (Acquired 01/05/2011 — 06/06/2012, Cost $2,718,924) (p) (r)	2,851,775	1,967,725
		3,339,645
Telecommunications Equipment — 0.74%
CDW LLC/CDW Finance Corporation 8.500%, 04/01/2019	3,679,000	3,936,530
Transportation Excluding Air/Rail — 0.29%
Overseas Shipholding Group, Inc. 7.500%, 02/15/2024	2,732,000	1,557,240
Total corporate bonds (Cost $451,878,994)		462,353,822
CONVERTIBLE BONDS — 0.59%
Auto Parts & Equipment — 0.59%
Meritor, Inc. 4.000%, 02/15/2027 (b)	4,278,000	3,155,025
Total convertible bonds (Cost $3,624,045)		3,155,025
CONVERTIBLE PREFERRED STOCKS — 1.59%	Shares Held
Auto Parts & Equipment — 0.70%
The Goodyear Tire & Rubber Company, 5.875%	86,050	3,717,360
Banking — 0.89%
Citigroup, Inc., 7.500%	32,301	2,763,674
KeyCorp, 7.750%	17,800	1,984,700
		4,748,374
Total convertible preferred stocks (Cost $9,207,238)		8,465,734
PREFERRED STOCKS — 4.05%
Banking — 2.87%
Countrywide Capital V, 7.000%	216,558	5,381,467
GMAC Capital Trust I — Series 2, 8.125% (b)	167,882	4,037,562
Royal Bank of Scotland Group PLC, 6.600%	74,600	1,322,658
Zions Bancorporation, 9.500%	171,410	4,494,370
		15,236,057

	Shares Held	Value
Hotels — 1.07%
Strategic Hotels & Resorts, Inc. — Series A, 8.500%	97,052	$2,372,921
Strategic Hotels & Resorts, Inc. — Series C, 8.250%	139,700	3,330,448
		5,703,369
Investments & Miscellaneous Financial Services — 0.11%
Federal Home Loan Mortgage Corporation — Series Z (a)	282,538	613,107
Total preferred stocks (Cost $20,538,121)		21,552,533
COMMON STOCKS — 0.39%
Automakers — 0.39%
General Motors Company — Escrow (a) (f) (i)	352,400	0
General Motors Company (a)	67,091	1,323,034
Motors Liquidation Company GUC Trust (a)	59,715	731,509
Total common stocks (Cost $2,897,592)		2,054,543
WARRANTS — 0.07%
Automakers — 0.07%
General Motors Company Expiration: July 2016, Exercise Price: $10.00 (a)	32,654	359,847
Expiration: July 2019, Exercise Price: $18.33 (a)	1,483	10,055
Total warrants (Cost $735,178)		369,902
Total long-term investments (Cost $488,881,168)		497,951,559
SHORT-TERM INVESTMENTS — 6.77%	Principal Amount
Time Deposits — 6.77%
Barclays, 0.03%, 07/02/2012*	$12,890,229	12,890,229
Deutsche Bank, 0.03%, 07/02/2012*	15,874,914	15,874,914
JPMorgan Chase, 0.03%, 07/02/2012*	1,200,000	1,200,000
Wells Fargo, 0.03%, 07/02/2012*	6,000,000	6,000,000
Total short-term investments (Cost $35,965,143)		35,965,143
Total investments — 100.45% (Cost $524,846,311)		533,916,702
Liabilities in excess of other assets — (0.45)%		(2,403,930)
Net assets — 100.00%		$531,512,772

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2012

Hotchkis & Wiley High Yield Fund

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2012.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities or credit default swap contracts.

(d) — Delayed delivery security.

(e) — Restricted security not registered under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of this security was $4,512,222, representing 0.85% of net assets.

(f) — Fair valued security. The total market value of this security was $0, representing 0.00% of net assets.

(i) — Illiquid security.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $194,232,446, representing 36.54% of net assets.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

Schedule of Credit Default Swap Contracts — June 30, 2012

Hotchkis & Wiley High Yield Fund

CREDIT DEFAULT SWAP CONTRACTS — BUY PROTECTION(1)
Reference Entity	Counterparty	Pay Fixed Rate	Expiration Date	Notional Amount(2)	Premiums Paid (Received)	Value(3)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.18	JPMorgan Chase & Company(4)	5.00%	6/20/17	$6,435,000	$245,199	$225,596	$(19,603)

(1)  The buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default occurs. If a credit event occurs, as defined under the terms of that particular swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced entity or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index.

(2)  The maximum potential payment the Fund could receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)  The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  Standard & Poor's rating of JPMorgan Chase & Company, the counterparty, as of June 30, 2012 was A. (Unaudited)

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2012

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$362,409,195	$500,445,209	$1,226,322,649	$308,660,530
Affiliated issuers	—	—	62,120,175	21,372,035
Collateral for securities on loan+	3,436,654	4,476,899	40,946,123	—
Short-term investments+	5,445,681	5,955,321	7,198,566	19,021,925
Dividends and interest receivable	915,244	1,670,010	1,708,389	255,330
Receivable for investments sold	205,507	—	3,624,575	—
Receivable for Fund shares sold	212,463	631,918	2,286,693	2,705,695
Other assets	48,804	54,503	59,467	28,306
Total assets	$372,673,548	$513,233,860	$1,344,266,637	$352,043,821
Liabilities:
Collateral upon return of securities on loan	$3,436,654	$4,476,899	$40,946,123	$—
Payable for investments purchased	664,440	527,248	2,983,249	3,978,004
Payable for Fund shares repurchased	250,662	907,743	2,953,578	454,279
Payable to Advisor	169,600	323,096	757,105	189,596
Payable to Trustees	306	456	1,043	243
Accrued distribution and service fees	73,610	227,038	193,147	76,773
Accrued expenses and other liabilities	369,230	219,778	723,973	135,717
Total liabilities	4,964,502	6,682,258	48,558,218	4,834,612
Net assets	$367,709,046	$506,551,602	$1,295,708,419	$347,209,209
Net Assets consist of:
Paid-in capital	$1,199,892,073	$1,862,829,365	$1,775,313,268	$371,759,835
Undistributed net investment income	5,509,223	12,016,314	5,658,174	1,791,023
Undistributed net realized loss	(754,363,332)	(1,217,229,072)	(309,113,897)	(5,805,667)
Net unrealized depreciation of securities	(83,328,918)	(151,065,005)	(176,149,126)	(20,535,982)
Net assets	$367,709,046	$506,551,602	$1,295,708,419	$347,209,209
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$320,915,830	$316,081,134	$1,058,805,742	$296,435,867
Shares outstanding (unlimited shares $0.001 par value authorized)	32,671,270	18,814,801	40,692,284	7,086,161
Net asset value per share	$9.82	$16.80	$26.02	$41.83
Calculation of Net Asset Value Per Share — Class A
Net assets	$34,730,902	$155,767,490	$217,069,008	$39,802,994
Shares outstanding (unlimited shares $0.001 par value authorized)	3,522,112	9,338,417	8,429,719	955,187
Net asset value per share	$9.86	$16.68	$25.75	$41.67
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$10.41	$17.60	$27.18	$43.98
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$12,062,314	$23,890,646	$15,071,620	$10,970,348
Shares outstanding (unlimited shares $0.001 par value authorized)	1,241,218	1,469,691	628,884	289,928
Net asset value per share	$9.72	$16.26	$23.97	$37.84
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$10,812,332	$4,762,049
Shares outstanding (unlimited shares $0.001 par value authorized)		644,905	183,745
Net asset value per share		$16.77	$25.92
*Cost of long-term investments
Unaffiliated issuers	$445,738,113	$651,510,214	$1,384,824,358	$305,931,670
Affiliated issuers	—	—	79,767,592	44,636,877

+ Short-term investments are valued at fair market value which is the same as cost.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2012

	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Long-term investments, at value*	$78,891,449	$8,786,955	$497,951,559
Collateral for securities on loan+	41,953	—	—
Short-term investments+	6,677,480	49,286	35,965,143
Premiums paid for credit default swap contracts	—	—	245,199
Dividends and interest receivable	159,006	99,027	9,442,250
Receivable for investments sold	358,454	29,894	164,025
Receivable for Fund shares sold	258,071	—	4,302,818
Receivable from Advisor	—	8,364	—
Other assets	11,134	14,156	44,744
Total assets	$86,397,547	$8,987,682	$548,115,738
Liabilities:
Collateral upon return of securities on loan	$41,953	$—	$—
Unrealized depreciation on credit default swap contracts	—	—	19,603
Payable to broker for credit default swap contracts	—	—	245,334
Payable for investments purchased	1,707,624	34,196	13,599,502
Payable for Fund shares repurchased	98,293	57	961,897
Payable to Advisor	48,596	—	131,007
Payable to Trustees	65	7	380
Accrued distribution and service fees	47,723	337	58,928
Distributions payable to shareholders	—	3,020	1,468,046
Accrued expenses and other liabilities	43,692	29,469	118,269
Total liabilities	1,987,946	67,086	16,602,966
Net assets	$84,409,601	$8,920,596	$531,512,772
Net Assets consist of:
Paid-in capital	$82,379,351	$8,465,493	$522,091,342
Undistributed net investment income	1,081,002	36,514	37,955
Undistributed net realized gain	950,509	89,805	332,687
Net unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	(1,261)	328,784	9,070,391
Credit default swap contracts	—	—	(19,603)
Net assets	$84,409,601	$8,920,596	$531,512,772
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$41,079,218	$8,587,593	$426,040,960
Shares outstanding (unlimited shares $0.001 par value authorized)	2,009,330	812,718	34,682,092
Net asset value per share	$20.44	$10.57	$12.28
Calculation of Net Asset Value Per Share — Class A
Net assets	$32,022,356	$333,003	$105,471,812
Shares outstanding (unlimited shares $0.001 par value authorized)	1,565,332	31,199	8,637,880
Net asset value per share	$20.46	$10.67	$12.21
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$21.59
(Net asset value per share divided by 0.9525)		$11.20
(Net asset value per share divided by 0.9625)			$12.69
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$11,308,027
Shares outstanding (unlimited shares $0.001 par value authorized)	580,019
Net asset value per share	$19.50
*Cost of long-term investments	$78,892,710	$8,458,171	$488,881,168

+ Short-term investments are valued at fair market value which is the same as cost.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2012

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$9,527,177	$19,683,807	$19,003,806	$4,794,078
Affiliated issuers	—	—	—	266,770
Interest	1,505	2,703	4,723	2,096
Securities on loan	38,282	64,969	489,456	1,591
Total income	9,566,964	19,751,479	19,497,985	5,064,535
Expenses:
Advisory fees	2,679,937	4,949,965	8,926,547	2,105,983
Professional fees and expenses	38,333	71,997	94,869	32,459
Custodian fees and expenses	31,186	52,591	44,165	10,700
Transfer agent fees and expenses	644,659	1,167,187	2,801,527	577,433
Accounting fees and expenses	51,899	88,647	154,557	42,037
Administration fees and expenses	142,952	263,759	476,062	112,274
Trustees' fees and expenses	54,250	112,182	181,438	42,910
Reports to shareholders	62,694	52,162	190,022	48,886
Registration fees	43,774	68,997	86,786	57,977
Distribution and service fees — Class A	99,702	461,220	488,017	110,912
Distribution and service fees — Class C	126,925	285,269	235,297	98,732
Distribution and service fees — Class R	—	58,724	22,082	—
Other expenses	44,969	113,571	137,259	32,891
Total expenses	4,021,280	7,746,271	13,838,628	3,273,194
Fee waiver/expense reimbursement by Advisor (Note 2)	(400,046)	(11,106)	—	—
Net expenses	3,621,234	7,735,165	13,838,628	3,273,194
Net investment income	5,945,730	12,016,314	5,659,357	1,791,341
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	(224,421)	(76,744,498)	44,191,547	13,387,262
Sales of affiliated issuers	—	—	1,812,847	(1,134,283)
Foreign currency transactions	—	—	(1,183)	(318)
Net realized gains (losses)	(224,421)	(76,744,498)	46,003,211	12,252,661
Net change in unrealized appreciation (depreciation) of securities	(8,159,138)	40,227,587	(15,508,497)	(30,296,371)
Net gains (losses)	(8,383,559)	(36,516,911)	30,494,714	(18,043,710)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,437,829)	$(24,500,597)	$36,154,071	$(16,252,369)
*Net of Foreign Taxes Withheld	$152,579	$258,174	$478,083	$68,981

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2012

	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment income:
Dividends*	$1,926,116	$224,485	$3,743,312
Interest	163,515	256,307	29,494,609
Securities on loan	178	—	—
Total income	2,089,809	480,792	33,237,921
Expenses:
Advisory fees	556,358	53,299	2,162,541
Professional fees and expenses	21,608	20,636	43,301
Custodian fees and expenses	10,167	4,249	16,418
Transfer agent fees and expenses	107,761	23,146	357,645
Accounting fees and expenses	16,147	46,532	68,447
Administration fees and expenses	29,654	27,500	157,624
Trustees' fees and expenses	11,421	1,221	53,851
Reports to shareholders	9,240	1,964	39,950
Registration fees	45,433	47,749	45,613
Distribution and service fees — Class A	67,745	618	233,903
Distribution and service fees — Class C	109,388	—	—
Other expenses	10,860	3,517	35,456
Total expenses	995,782	230,431	3,214,749
Fee waiver/expense reimbursement by Advisor (Note 2)	—	(154,578)	(228,521)
Expense waiver by Administrator (Note 2)	—	(9,625)	—
Net expenses	995,782	66,228	2,986,228
Net investment income	1,094,027	414,564	30,251,693
Realized and Unrealized Gains (Losses):
Net realized gains from:
Sales of unaffiliated issuers	681,283	63,397	(480,539)
Sales of affiliated issuers	762,255	—	—
Foreign currency transactions	(6,914)	—	—
Credit default swap contracts	—	—	1,181,393
Net realized gains	1,436,624	63,397	700,854
Net change in unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	(4,417,734)	176,443	4,138,277
Credit default swap contracts	—	—	(19,603)
Net change in unrealized appreciation (depreciation)	(4,417,734)	176,443	4,118,674
Net gains (losses)	(2,981,110)	239,840	4,819,528
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,887,083)	$654,404	$35,071,221
*Net of Foreign Taxes Withheld	$17,009	$2,448	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011
Operations:
Net investment income	$5,945,730	$6,131,385	$12,016,314	$16,377,846
Net realized gains (losses)	(224,421)	29,115,834	(76,744,498)	109,009,985
Net change in unrealized appreciation (depreciation)	(8,159,138)	61,828,896	40,227,587	142,849,684
Net increase (decrease) in net assets resulting from operations	(2,437,829)	97,076,115	(24,500,597)	268,237,515
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(5,329,535)	(3,189,584)	(10,226,590)	(1,195,113)
Class A	(538,969)	(592,761)	(4,199,899)	(510,391)
Class C	(141,247)	(67,992)	(472,418)	—
Class R	—	—	(220,578)	—
Net realized gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(6,009,751)	(3,850,337)	(15,119,485)	(1,705,504)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(11,535,727)	(96,800,822)	(413,160,317)	(350,959,563)
Net Assets:
Total decrease in net assets	(19,983,307)	(3,575,044)	(452,780,399)	(84,427,552)
Beginning of year	387,692,353	391,267,397	959,332,001	1,043,759,553
End of year	$367,709,046	$387,692,353	$506,551,602	$959,332,001
Undistributed net investment income	$5,509,223	$5,573,244	$12,016,314	$15,119,527

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011
Operations:
Net investment income (loss)	$5,659,357	$1,522,129	$1,791,341	$(562,964)
Net realized gains	46,003,211	176,496,301	12,252,661	5,887,154
Net change in unrealized appreciation (depreciation)	(15,508,497)	205,594,616	(30,296,371)	76,081,588
Net increase (decrease) in net assets resulting from operations	36,154,071	383,613,046	(16,252,369)	81,405,778
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(668,761)	(3,219,747)	—	(317,460)
Class A	—	(477,326)	—	(36,859)
Class C	—	—	—	—
Class R	—	(4,022)	—	—
Net realized gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(668,761)	(3,701,095)	—	(354,319)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(93,762,130)	(152,876,673)	33,447,381	32,329,916
Net Assets:
Total increase (decrease) in net assets	(58,276,820)	227,035,278	17,195,012	113,381,375
Beginning of year	1,353,985,239	1,126,949,961	330,014,197	216,632,822
End of year	$1,295,708,419	$1,353,985,239	$347,209,209	$330,014,197
Undistributed net investment income	$5,658,174	$668,761	$1,791,023	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Value Opportunities Fund		Capital Income Fund		High Yield Fund
	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Period ended June 30, 2011+	Year ended June 30, 2012	Year ended June 30, 2011
Operations:
Net investment income	$1,094,027	$376,176	$414,564	$162,052	$30,251,693	$14,893,456
Net realized gains	1,436,624	4,215,662	63,397	62,672	700,854	10,733,809
Net change in unrealized appreciation (depreciation)	(4,417,734)	15,223,713	176,443	152,341	4,118,674	4,360,950
Net increase (decrease) in net assets resulting from operations	(1,887,083)	19,815,551	654,404	377,065	35,071,221	29,988,215
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(251,139)	(338,384)	(378,485)	(149,527)	(23,451,298)	(12,260,396)
Class A	(115,490)	(193,897)	(11,151)	(942)	(7,049,458)	(2,703,890)
Class C	—	(61,725)	—	—	—	—
Net realized gains:
Class I	(726,516)	—	(63,894)	—	(6,602,071)	(5,274,588)
Class A	(542,262)	—	(2,546)	—	(2,033,588)	(1,289,265)
Class C	(236,678)	—	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,872,085)	(594,006)	(456,076)	(150,469)	(39,136,415)	(21,528,139)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	2,086,750	13,705,558	875,552	7,620,120	294,427,001	117,462,062
Net Assets:
Total increase (decrease) in net assets	(1,672,418)	32,927,103	1,073,880	7,846,716	290,361,807	125,922,138
Beginning of period	86,082,019	53,154,916	7,846,716	—	241,150,965	115,228,827
End of period	$84,409,601	$86,082,019	$8,920,596	$7,846,716	$531,512,772	$241,150,965
Undistributed net investment income	$1,081,002	$360,527	$36,514	$11,583	$37,955	$577

+ The Fund commenced operations on December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2012	$10.01	$0.16	$(0.18)	$(0.02)	$(0.17)	$—	$(0.17)	$9.82	–0.01%	$320,916	0.95%	1.06%	1.73%
Year ended 6/30/2011	7.94	0.15	2.02	2.17	(0.10)	—	(0.10)	10.01	27.44	328,273	0.95	1.12	1.59
Year ended 6/30/2010	6.77	0.12	1.25	1.37	(0.20)	—	(0.20)	7.94	20.22	330,586	0.95	1.11	1.48
Year ended 6/30/2009	9.57	0.16	(2.65)	(2.49)	(0.31)	—	(0.31)	6.77	–25.59	352,322	0.95	1.10	2.20
Year ended 6/30/2008	15.26	0.18	(4.88)	(4.70)	(0.14)	(0.85)	(0.99)	9.57	–32.13	1,132,685	0.95	0.98	1.46
Class A
Year ended 6/30/2012	10.03	0.14	(0.18)	(0.04)	(0.13)	—	(0.13)	9.86	–0.18	34,731	1.20	1.31	1.46
Year ended 6/30/2011	7.96	0.14	2.02	2.16	(0.09)	—	(0.09)	10.03	27.16	45,383	1.20	1.37	1.42
Year ended 6/30/2010	6.79	0.10	1.25	1.35	(0.18)	—	(0.18)	7.96	19.84	45,427	1.20	1.36	1.21
Year ended 6/30/2009	9.56	0.14	(2.64)	(2.50)	(0.27)	—	(0.27)	6.79	–25.83	60,533	1.20	1.36	1.98
Year ended 6/30/2008	15.21	0.14	(4.86)	(4.72)	(0.08)	(0.85)	(0.93)	9.56	–32.29	168,160	1.20	1.22	1.07
Class C
Year ended 6/30/2012	9.92	0.07	(0.17)	(0.10)	(0.10)	—	(0.10)	9.72	–0.92	12,062	1.95	2.06	0.73
Year ended 6/30/2011	7.90	0.06	2.00	2.06	(0.04)	—	(0.04)	9.92	26.11	14,036	1.95	2.12	0.61
Year ended 6/30/2010	6.74	0.04	1.26	1.30	(0.14)	—	(0.14)	7.90	19.17	15,254	1.95	2.11	0.47
Year ended 6/30/2009	9.41	0.11	(2.60)	(2.49)	(0.18)	—	(0.18)	6.74	–26.26	17,566	1.73	2.09	1.48
Year ended 6/30/2008	15.01	0.04	(4.79)	(4.75)	(0.00)[3]	(0.85)	(0.85)	9.41	–32.81	45,761	1.95	1.97	0.35

	Year Ended June 30,
	2012	2011	2010	2009	2008
Portfolio turnover rate	42%	63%	43%	70%	74%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2012	$16.96	$0.31	$(0.13)	$0.18	$(0.34)	$—	$(0.34)	$16.80	1.22%	$316,081	1.05%	1.05%	1.96%
Year ended 6/30/2011	13.32	0.26	3.42	3.68	(0.04)	—	(0.04)	16.96	27.61	588,823	1.05	1.07	1.60
Year ended 6/30/2010	11.49	0.21	1.99	2.20	(0.37)	—	(0.37)	13.32	20.08	478,653	1.05	1.09	1.51
Year ended 6/30/2009	16.33	0.29	(4.80)	(4.51)	(0.33)	(0.00)[3]	(0.33)	11.49	–27.81	500,821	1.05	1.07	2.45
Year ended 6/30/2008	26.62	0.33	(8.32)	(7.99)	(0.28)	(2.02)	(2.30)	16.33	–31.84	1,168,499	1.00	1.00	1.53
Class A
Year ended 6/30/2012	16.84	0.26	(0.12)	0.14	(0.30)	—	(0.30)	16.68	0.99	155,767	1.30	1.30	1.66
Year ended 6/30/2011	13.25	0.21	3.39	3.60	(0.01)	—	(0.01)	16.84	27.21	319,863	1.30	1.31	1.33
Year ended 6/30/2010	11.44	0.16	2.01	2.17	(0.36)	—	(0.36)	13.25	19.82	512,120	1.30	1.34	1.17
Year ended 6/30/2009	16.25	0.27	(4.79)	(4.52)	(0.29)	(0.00)[3]	(0.29)	11.44	–28.02	584,598	1.30	1.32	2.21
Year ended 6/30/2008	26.51	0.28	(8.31)	(8.03)	(0.21)	(2.02)	(2.23)	16.25	–32.06	1,397,045	1.25	1.25	1.28
Class C
Year ended 6/30/2012	16.48	0.14	(0.12)	0.02	(0.24)	—	(0.24)	16.26	0.29	23,891	2.05	2.05	0.92
Year ended 6/30/2011	13.05	0.09	3.34	3.43	—	—	—	16.48	26.28	36,612	2.05	2.07	0.59
Year ended 6/30/2010	11.33	0.06	1.99	2.05	(0.33)	—	(0.33)	13.05	18.91	38,064	2.05	2.09	0.46
Year ended 6/30/2009	15.99	0.21	(4.72)	(4.51)	(0.15)	(0.00)[3]	(0.15)	11.33	–28.26	44,951	1.73	2.07	1.77
Year ended 6/30/2008	26.12	0.10	(8.18)	(8.08)	(0.03)	(2.02)	(2.05)	15.99	–32.59	116,947	2.00	2.00	0.45
Class R
Year ended 6/30/2012	16.95	0.23	(0.12)	0.11	(0.29)	—	(0.29)	16.77	0.80	10,812	1.55	1.55	1.42
Year ended 6/30/2011	13.36	0.17	3.42	3.59	—	—	—	16.95	26.87	14,034	1.55	1.56	1.08
Year ended 6/30/2010	11.54	0.13	2.03	2.16	(0.34)	—	(0.34)	13.36	19.55	14,922	1.55	1.59	0.97
Year ended 6/30/2009	16.37	0.23	(4.83)	(4.60)	(0.23)	(0.00)[3]	(0.23)	11.54	–28.17	19,123	1.55	1.57	1.93
Year ended 6/30/2008	26.68	0.22	(8.37)	(8.15)	(0.14)	(2.02)	(2.16)	16.37	–32.27	44,867	1.50	1.50	1.02

	Year Ended June 30,
	2012	2011	2010	2009	2008
Portfolio turnover rate	59%	43%	47%	69%	55%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2012	$24.96	$0.13	$0.95	$1.08	$(0.02)	$—	$(0.02)	$26.02	4.33%	$1,058,806	1.10%	1.10%	0.54%
Year ended 6/30/2011	18.14	0.05	6.85	6.90	(0.08)	—	(0.08)	24.96	38.05	1,077,149	1.08	1.08	0.20
Year ended 6/30/2010	13.76	0.05	4.49	4.54	(0.16)	—	(0.16)	18.14	33.00	875,883	1.10	1.10	0.29
Year ended 6/30/2009	17.44	0.13	(3.68)	(3.55)	(0.09)	(0.04)	(0.13)	13.76	–20.21	850,809	1.15	1.15	0.94
Year ended 6/30/2008	31.99	0.15	(10.34)	(10.19)	(0.20)	(4.16)	(4.36)	17.44	–34.05	1,551,863	1.03	1.03	0.65
Class A
Year ended 6/30/2012	24.74	0.07	0.94	1.01	—	—	—	25.75	4.08	217,069	1.35	1.35	0.28
Year ended 6/30/2011	18.01	(0.01)	6.78	6.77	(0.04)	—	(0.04)	24.74	37.63	235,301	1.33	1.33	(0.06)
Year ended 6/30/2010	13.68	0.01	4.46	4.47	(0.14)	—	(0.14)	18.01	32.67	215,231	1.35	1.35	0.03
Year ended 6/30/2009	17.32	0.09	(3.64)	(3.55)	(0.05)	(0.04)	(0.09)	13.68	–20.41	224,667	1.40	1.40	0.67
Year ended 6/30/2008	31.75	0.09	(10.26)	(10.17)	(0.10)	(4.16)	(4.26)	17.32	–34.20	415,674	1.28	1.28	0.38
Class C
Year ended 6/30/2012	23.20	(0.11)	0.88	0.77	—	—	—	23.97	3.32	15,072	2.10	2.10	(0.53)
Year ended 6/30/2011	16.98	(0.17)	6.39	6.22	—	—	—	23.20	36.63	35,320	2.08	2.08	(0.81)
Year ended 6/30/2010	12.99	(0.12)	4.23	4.11	(0.12)	—	(0.12)	16.98	31.67	30,317	2.10	2.10	(0.71)
Year ended 6/30/2009	16.40	0.05	(3.42)	(3.37)	—	(0.04)	(0.04)	12.99	–20.52	26,888	1.66	2.14	0.41
Year ended 6/30/2008	30.43	(0.10)	(9.77)	(9.87)	—	(4.16)	(4.16)	16.40	–34.68	60,544	2.03	2.03	(0.43)
Class R
Year ended 6/30/2012	24.95	0.00 [3]	0.97	0.97	—	—	—	25.92	3.89	4,762	1.60	1.60	0.02
Year ended 6/30/2011	18.18	(0.07)	6.85	6.78	(0.01)	—	(0.01)	24.95	37.32	6,215	1.58	1.58	(0.30)
Year ended 6/30/2010	13.82	(0.04)	4.51	4.47	(0.11)	—	(0.11)	18.18	32.36	5,519	1.60	1.60	(0.23)
Year ended 6/30/2009	17.49	0.06	(3.68)	(3.62)	(0.01)	(0.04)	(0.05)	13.82	–20.65	6,156	1.65	1.65	0.44
Year ended 6/30/2008	32.01	0.04	(10.36)	(10.32)	(0.04)	(4.16)	(4.20)	17.49	–34.35	12,588	1.53	1.53	0.16

	Year Ended June 30,
	2012	2011	2010	2009	2008
Portfolio turnover rate	72%	62%	67%	85%	51%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2012	$43.90	$0.29	$(2.36)	$(2.07)	$—	$—	$—	$41.83	–4.72%	$296,436	1.09%	1.09%	0.73%
Year ended 6/30/2011	31.33	(0.05)	12.68	12.63	(0.06)	—	(0.06)	43.90	40.29	254,187	1.08	1.08	(0.13)
Year ended 6/30/2010	21.15	0.07	10.28	10.35	(0.17)	—	(0.17)	31.33	49.02	165,348	1.14	1.14	0.23
Year ended 6/30/2009	31.67	0.12	(9.99)	(9.87)	(0.16)	(0.49)	(0.65)	21.15	–30.69	164,020	1.12	1.12	0.58
Year ended 6/30/2008	50.00	0.15	(14.45)	(14.30)	—	(4.03)	(4.03)	31.67	–29.19	291,515	1.08	1.08	0.39
Class A
Year ended 6/30/2012	43.84	0.15	(2.32)	(2.17)	—	—	—	41.67	–4.95	39,803	1.34	1.34	0.39
Year ended 6/30/2011	31.34	(0.15)	12.68	12.53	(0.03)	—	(0.03)	43.84	39.94	64,100	1.33	1.33	(0.39)
Year ended 6/30/2010	21.18	0.00 [3]	10.30	10.30	(0.14)	—	(0.14)	31.34	48.70	47,007	1.39	1.39	(0.01)
Year ended 6/30/2009	31.69	0.07	(10.00)	(9.93)	(0.09)	(0.49)	(0.58)	21.18	–30.90	15,630	1.37	1.37	0.32
Year ended 6/30/2008	50.14	0.02	(14.44)	(14.42)	—	(4.03)	(4.03)	31.69	–29.36	43,959	1.33	1.33	0.04
Class C
Year ended 6/30/2012	40.11	(0.10)	(2.17)	(2.27)	—	—	—	37.84	–5.66	10,970	2.09	2.09	(0.29)
Year ended 6/30/2011	28.87	(0.42)	11.66	11.24	—	—	—	40.11	38.93	11,727	2.08	2.08	(1.14)
Year ended 6/30/2010	19.65	(0.22)	9.56	9.34	(0.12)	—	(0.12)	28.87	47.56	4,278	2.14	2.14	(0.77)
Year ended 6/30/2009	29.37	(0.01)	(9.22)	(9.23)	—	(0.49)	(0.49)	19.65	–31.05	1,761	1.72	2.12	(0.03)
Year ended 6/30/2008	47.18	(0.29)	(13.49)	(13.78)	—	(4.03)	(4.03)	29.37	–29.88	4,159	2.08	2.08	(0.80)

	Year Ended June 30,
	2012	2011	2010	2009	2008
Portfolio turnover rate	37%	54%	93%	65%	62%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2012	$21.12	$0.33	$(0.48)	$(0.15)	$(0.14)	$(0.39)	$(0.53)	$20.44	–0.20%	$41,079	1.10%	1.10%	1.73%
Year ended 6/30/2011	14.96	0.14	6.24	6.38	(0.22)	—	(0.22)	21.12	42.81	39,014	1.11	1.11	0.74
Year ended 6/30/2010	10.99	0.17	4.08	4.25	(0.28)	—	(0.28)	14.96	38.72	24,073	1.15	1.15	1.12
Year ended 6/30/2009	13.72	0.20	(2.82)	(2.62)	(0.11)	—	(0.11)	10.99	–18.87	17,668	1.19	1.19	1.99
Year ended 6/30/2008	21.55	0.11	(6.00)	(5.89)	(0.05)	(1.89)	(1.94)	13.72	–28.58	22,921	1.07	1.07	0.63
Class A
Year ended 6/30/2012	21.12	0.28	(0.47)	(0.19)	(0.08)	(0.39)	(0.47)	20.46	–0.45	32,022	1.35	1.35	1.45
Year ended 6/30/2011	14.98	0.11	6.22	6.33	(0.19)	—	(0.19)	21.12	42.40	34,908	1.36	1.36	0.58
Year ended 6/30/2010	11.01	0.13	4.09	4.22	(0.25)	—	(0.25)	14.98	38.43	21,794	1.40	1.40	0.87
Year ended 6/30/2009	13.70	0.17	(2.80)	(2.63)	(0.06)	—	(0.06)	11.01	–19.05	9,533	1.44	1.44	1.60
Year ended 6/30/2008	21.55	0.06	(6.00)	(5.94)	(0.02)	(1.89)	(1.91)	13.70	–28.80	22,729	1.31	1.31	0.36
Class C
Year ended 6/30/2012	20.21	0.13	(0.45)	(0.32)	—	(0.39)	(0.39)	19.50	–1.22	11,308	2.10	2.10	0.69
Year ended 6/30/2011	14.40	(0.05)	5.99	5.94	(0.13)	—	(0.13)	20.21	41.35	12,160	2.11	2.11	(0.26)
Year ended 6/30/2010	10.61	0.01	3.95	3.96	(0.17)	—	(0.17)	14.40	37.38	7,288	2.15	2.15	0.10
Year ended 6/30/2009	13.18	0.12	(2.67)	(2.55)	(0.02)	—	(0.02)	10.61	–19.32	6,619	1.86	2.19	1.22
Year ended 6/30/2008	20.94	(0.07)	(5.80)	(5.87)	—	(1.89)	(1.89)	13.18	–29.34	13,621	2.06	2.06	(0.39)

	Year Ended June 30,
	2012	2011	2010	2009	2008
Portfolio turnover rate	123%	137%	166%	210%	119%

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
Capital Income Fund	Net asset value, beginning of period	Net investment income[1]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income
Class I
Year ended 6/30/2012	$10.37	$0.51	$0.25	$0.76	$(0.48)	$(0.08)	$(0.56)	$10.57	7.76%	$8,588	0.80%		2.81%		5.06%
Period from 12/31/2010[3] to 6/30/2011	10.00	0.24	0.35	0.59	(0.22)	—	(0.22)	10.37	5.90	7,765	0.80	[4]	3.75	[4]	4.60	[4]
Class A
Year ended 6/30/2012	10.38	0.51	0.32	0.83	(0.46)	(0.08)	(0.54)	10.67	8.37	333	1.05		3.06		4.93
Period from 2/28/2011[3] to 6/30/2011	10.34	0.15	0.03	0.18	(0.14)	—	(0.14)	10.38	1.74	82	1.05	[4]	4.12	[4]	4.31	[4]

	Year Ended June 30, 2012	Period December 31, 2010[3] through June 30, 2011
Portfolio turnover rate	38%	39%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income
Class I
Year ended 6/30/2012	$12.79	$0.94	$(0.25)	$0.69	$(0.95)	$(0.25)	$(1.20)	$12.28	6.02%	$426,041	0.70%		0.76%		7.76%
Year ended 6/30/2011	12.01	0.92	1.23	2.15	(0.93)	(0.44)	(1.37)	12.79	18.45	187,319	0.70		0.75		7.15
Year ended 6/30/2010	10.90	1.02	1.65	2.67	(1.03)	(0.53)	(1.56)	12.01	25.45	93,139	0.70		0.89		8.51
Period from 3/31/2009[3] to 6/30/2009	10.00	0.24	0.90	1.14	(0.24)	—	(0.24)	10.90	11.40	28,097	0.70	[4]	2.02	[4]	9.04	[4]
Class A
Year ended 6/30/2012	12.73	0.90	(0.26)	0.64	(0.91)	(0.25)	(1.17)	12.21	5.66	105,472	0.95		1.01		7.47
Year ended 6/30/2011	11.97	0.88	1.21	2.09	(0.89)	(0.44)	(1.33)	12.73	18.11	53,832	0.95		1.01		6.88
Year ended 6/30/2010	10.89	0.97	1.64	2.61	(1.00)	(0.53)	(1.53)	11.97	24.76	22,090	0.95		1.12		8.10
Period from 5/29/2009[3] to 6/30/2009	10.84	0.07	0.05	0.12	(0.07)	—	(0.07)	10.89	1.16	2,551	0.95	[4]	2.16	[4]	7.59	[4]

	Year Ended June 30,			Period March 31, 2009[3]
	2012	2011	2010	through June 30, 2009
Portfolio turnover rate	57%	139%	175%	123%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2012

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of seven series of shares. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares: Class I, Class A, Class C and Class R. The Diversified Value Fund, Small Cap Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares: Class I, Class A and Class C. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C and Class R shares bear certain expenses related to the distribution and servicing expenditures. Currently, the Capital Income Fund and High Yield Fund are not offering Class C shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on the exchange for which the securities are principally traded on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price or, if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued at the mean between the bid and asked prices on the basis of information from independent pricing services but may also be valued based on reported transactions or a broker-dealer quotation. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. The Board has approved the use of Interactive Data's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2012:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value
Level 1 — Quoted prices in an active market:
Common Stocks	$362,409,195	$500,445,209	$1,288,442,824	$330,032,565
Money Market Funds	3,436,654	4,476,899	40,946,123	—
Level 2 — Other significant observable market inputs:
Time Deposits	5,445,681	5,955,321	7,198,566	19,021,925
Level 3 — Significant unobservable inputs	—	—	—	—
Total Investments	$371,291,530	$510,877,429	$1,336,587,513	$349,054,490

	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$63,642,791	$5,068,961	$2,054,543
Investment Companies	603,944	—	—
Preferred Stocks	2,698,367	209,469	21,552,533
Convertible Preferred Stocks	—	86,045	8,465,734
Purchased Call Options	136,400	—	—
Purchased Put Options	1,441,000	—	—
Warrants	1,049,558	4,813	369,902
Money Market Funds	41,953	—	—
Level 2 — Other significant observable market inputs:
Common Stocks	5,312,456	—	—
Preferred Stocks	633,136	—	—
Convertible Bonds	—	28,025	3,155,025
Corporate Bonds	2,371,252	3,389,642	462,353,822
Purchased Put Options	1,002,545	—	—
Time Deposits	6,677,480	49,286	35,965,143
Level 3 — Significant unobservable inputs	—	—	—
Total Investments	$85,610,882	$8,836,241	$533,916,702
Other Financial Instruments
Level 1 — Quoted prices in an active market	$—	$—	$—
Level 2 — Other significant observable market inputs:
Credit Default Swap Contracts*	—	—	(19,603)
Level 3 — Significant unobservable inputs	—	—	—
Total Other Financial Instruments	$—	$—	$(19,603)

* Credit default swap contracts are derivative instruments not reflected in the Schedule of Investments and are reflected at the unrealized appreciation (depreciation) on the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

There were transfers from Level 1 to Level 2 of $3,360,384 for the Value Opportunities Fund using market value as of June 30, 2012. The transfers were due to the securities being fair valued as a result of market movements following the close of local trading and due to lack of trading volume on June 30, 2012. There were no transfers into or out of Level 1 or Level 2 during the year ended June 30, 2012 for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Capital Income Fund and High Yield Fund. Transfers between Levels are recognized at the end of the reporting period.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund, declared and paid semi-annually for the Large Cap Value Fund and declared and paid annually for the Diversified Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover its position in an amount sufficient to meet the Funds' obligation.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a portion in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included in the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Credit Default Swap Contracts. The High Yield Fund entered into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer the full notional amount ("par value") of the underlying reference obligation in exchange for the underlying reference obligation. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risks, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The High Yield Fund is party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Fund and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity. Notional amounts of all credit default swap contracts outstanding as of June 30, 2012 for which the Fund is the buyer of protection are disclosed in the Schedule of Credit Default Swap Contracts. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the location of derivative instruments on the Funds' Statements of Assets & Liabilities as of June 30, 2012:

Derivative Type	Asset Derivatives	Liability Derivatives
Credit Contracts:

Credit Default Swap Contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts

	Premiums paid for swap contracts	Premiums received for swap contracts

Equity Contracts:

Purchased Call Options	Investments

Purchased Put Options	Investments

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of June 30, 2012:

Asset Derivatives

	Value Opportunities	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—	$245,199
Equity Contracts:
Purchased Call Options	136,400	—
Purchased Put Options	2,443,545	—

Liability Derivatives

	Value Opportunities	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—	$19,603

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the year ended June 30, 2012:

Realized Gains (Losses) on Derivatives

	Value Opportunities	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—	$1,181,393
Equity Contracts:
Purchased Call Options	—	—
Purchased Put Options	—	—

Change in Unrealized Appreciation (Depreciation) on Derivatives

	Value Opportunities		High Yield
Credit Contracts:
Credit Default Swap Contracts	$—		$(19,603)
Equity Contracts:
Purchased Call Options	(26,205	)*	—
Purchased Put Options	(729,060	)*	—

* Included with net change in unrealized appreciation (depreciation) of securities.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the year ended June 30, 2012:

Average Quarterly Balance of Outstanding Derivatives

	Value Opportunities	High Yield
Credit Contracts:
Average Number of Contracts — Credit Default Swap Contracts	—	1
Average Notional Amount — Credit Default Swap Contracts	$—	$7,545,000
Equity Contracts:
Average Number of Contracts — Purchased Call Options	40	—
Purchased Put Options	2,117	—
Average Market Value — Purchased Call Options	$27,280	$—
Purchased Put Options	1,211,697	—

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with Hotchkis & Wiley Capital Management, LLC (the "Advisor"), with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens — H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2013.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I	0.95%	1.05%	1.15%	1.25%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A	1.20%	1.30%	1.40%	1.50%	1.50%	1.05%	0.95%
Annual cap on expenses — Class C	1.95%	2.05%	2.15%	2.25%	2.25%	1.80%	1.70%
Annual cap on expenses — Class R	Not applicable	1.55%	1.65%	Not applicable	Not applicable	Not applicable	Not applicable

1 Effective January 1, 2007, the Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C and Class R shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations.

Stephens Inc. is an affiliated broker-dealer of the Funds. For the year ended June 30, 2012, Stephens Inc. received the following amounts of front-end sales charges for Class A shares:

Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Value Opportunities	Capital Income	High Yield
$—	$349	$686	$335	$323	$—	$350

U.S. Bancorp Fund Services, LLC, the Funds' administrator, agreed to waive a portion of its administration and accounting fees during the Capital Income Fund's first twelve months of operations.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2012 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Value Opportunities	Capital Income	High Yield
Purchases	$150,628,126	$385,538,392	$861,746,003	$126,382,887	$90,228,669	$3,989,064	$477,154,079
Sales	164,334,705	784,047,582	945,918,016	104,677,624	94,026,016	3,065,138	211,231,549

The Funds did not have any purchases or sales of U.S. Government securities for the year ended June 30, 2012.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2012:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$446,044,422	$655,882,828	$1,465,550,498	$353,039,216	$79,979,160	$8,441,240	$489,129,895
Gross unrealized appreciation	27,431,209	29,139,942	82,904,731	38,616,125	8,628,543	626,297	19,328,845
Gross unrealized depreciation	(111,066,436)	(184,577,561)	(260,012,405)	(61,622,776)	(9,716,254)	(280,582)	(10,507,181)
Net unrealized appreciation (depreciation) on investments	(83,635,227)	(155,437,619)	(177,107,674)	(23,006,651)	(1,087,711)	345,715	8,821,664
Distributable ordinary income (as of 6/30/12)	5,509,223	12,016,314	5,658,174	1,791,023	1,081,002	75,289	2,067,812
Distributable long-term gains (as of 6/30/12)	—	—	—	—	2,036,959	37,119	—
Total distributable earnings	5,509,223	12,016,314	5,658,174	1,791,023	3,117,961	112,408	2,067,812
Other accumulated losses	(754,057,023)	(1,212,856,458)	(308,155,349)	(3,334,998)	—	(3,020)	(1,468,046)
Total accumulated gains (losses)	$(832,183,027)	$(1,356,277,763)	$(479,604,849)	$(24,550,626)	$2,030,250	$455,103	$9,421,430

As of the close of business on December 31, 2010, in exchange for shares the Advisor transferred assets valued at $3,298,650 to the Capital Income Fund. As a result of the tax-free transfers, the Capital Income Fund acquired $30,179 of unrealized appreciation for tax purposes. As of June 30, 2012, the Capital Income Fund held securities with $23,745 of net unrealized appreciation relating to the transfers.

On the Statements of Assets & Liabilities, the following adjustments were made for permanent tax adjustments. These differences are due primarily to differing treatment for items such as in-kind redemptions, net operating losses, foreign currency gain/loss transactions, and transfers in-kind.

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Diversified Value	$—	$—	$—
Large Cap Value	42	(42)	—
Mid-Cap Value	—	(1,183)	1,183
Small Cap Value	—	(318)	318
Value Opportunities	—	(6,923)	6,923
Capital Income	—	3	(3)
High Yield	—	286,441	(286,441)

The tax components of distributions paid during the fiscal years ended June 30, 2012 and 2011, capital loss carryovers as of June 30, 2012, and tax basis late year losses as of June 30, 2012, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2012				June 30, 2011
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$6,009,751	$—	$(753,936,621)[1]	$(120,402)	$3,850,337	$—
Large Cap Value	15,119,485	—	(1,126,178,854)[2]	(86,677,604)	1,705,504	—
Mid-Cap Value	668,761	—	(308,155,349)[3]	—	3,701,095	—
Small Cap Value	—	—	(3,334,998)[4]	—	354,319	—
Value Opportunities	1,430,011	442,074	—	—	594,006	—
Capital Income*	456,076	—	—	—	150,469	—
High Yield	36,724,663	2,411,752	—	—	20,868,402	659,737

* The Fund commenced operations on December 31, 2010.

1  $511,896,879 expires on 6/30/2017, $241,537,261 expires on 6/30/2018 and $502,481 is long-term with no expiration.

2  $674,684,050 expires on 6/30/2017, $442,596,438 expires on 6/30/2018 and $8,898,366 is long-term with no expiration.

3  $241,013,897 expires on 6/30/2017 and $67,141,452 expires on 6/30/2018.

4  Expires on 6/30/2017.

As of and during the year ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2012, the Funds did not incur any interest or penalties. The tax years ended June 30, 2009 through June 30, 2012 remain open and subject to examination by tax jurisdictions.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies ("RICs") since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are described below.

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2012
Diversified Value Fund
Class I	7,211,207	$68,207,617	610,214	$5,290,555	(7,951,738)	$(74,350,012)	(130,317)	$(851,840)
Class A	948,080	9,467,463	28,840	251,487	(1,977,442)	(18,772,025)	(1,000,522)	(9,053,075)
Class C	275,919	2,558,830	10,146	87,563	(459,409)	(4,277,205)	(173,344)	(1,630,812)
Total net increase (decrease)	8,435,206	80,233,910	649,200	5,629,605	(10,388,589)	(97,399,242)	(1,304,183)	(11,535,727)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2012
Large Cap Value Fund
Class I	6,052,399	$96,887,829	631,298	$10,019,260	(22,596,185)	$(352,598,718)	(15,912,488)	$(245,691,629)
Class A	1,759,577	28,259,932	226,967	3,568,228	(11,642,412)	(184,528,582)	(9,655,868)	(152,700,422)
Class C	43,132	657,167	15,029	224,494	(810,005)	(12,583,965)	(751,844)	(11,702,304)
Class R	156,791	2,431,874	9,932	154,975	(349,676)	(5,652,811)	(182,953)	(3,065,962)
Total net increase (decrease)	8,011,899	128,236,802	883,226	13,966,957	(35,398,278)	(555,364,076)	(26,503,153)	(413,160,317)
Mid-Cap Value Fund
Class I	9,743,271	228,454,732	31,262	652,435	(12,239,684)	(281,721,913)	(2,465,151)	(52,614,746)
Class A	2,088,067	50,136,881	—	—	(3,168,174)	(70,237,987)	(1,080,107)	(20,101,106)
Class C	167,517	3,672,964	—	—	(1,060,854)	(23,232,105)	(893,337)	(19,559,141)
Class R	61,721	1,451,777	—	—	(127,123)	(2,938,914)	(65,402)	(1,487,137)
Total net increase (decrease)	12,060,576	283,716,354	31,262	652,435	(16,595,835)	(378,130,919)	(4,503,997)	(93,762,130)
Small Cap Value Fund
Class I	2,805,385	112,184,381	—	—	(1,509,471)	(59,248,952)	1,295,914	52,935,429
Class A	432,956	16,762,640	—	—	(939,939)	(36,094,989)	(506,983)	(19,332,349)
Class C	118,299	4,195,207	—	—	(120,763)	(4,350,906)	(2,464)	(155,699)
Total net increase (decrease)	3,356,640	133,142,228	—	—	(2,570,173)	(99,694,847)	786,467	33,447,381
Value Opportunities Fund
Class I	550,722	10,438,833	48,229	826,644	(436,911)	(7,917,040)	162,040	3,348,437
Class A	814,507	15,748,028	28,234	484,771	(930,103)	(17,096,409)	(87,362)	(863,610)
Class C	183,803	3,391,910	8,054	132,328	(213,660)	(3,922,315)	(21,803)	(398,077)
Total net increase (decrease)	1,549,032	29,578,771	84,517	1,443,743	(1,580,674)	(28,935,764)	52,875	2,086,750
Capital Income Fund+
Class I	24,768	245,824	39,381	397,694	(2)	(16)	64,147	643,502
Class A	38,285	386,292	1,185	12,108	(16,151)	(166,350)	23,319	232,050
Total net increase (decrease)	63,053	632,116	40,566	409,802	(16,153)	(166,366)	87,466	875,552
High Yield Fund
Class I	29,687,165	357,332,665	1,552,275	18,688,342	(11,198,449)	(136,562,540)	20,040,991	239,458,467
Class A	7,697,408	94,824,352	696,374	8,327,649	(3,983,279)	(48,183,467)	4,410,503	54,968,534
Total net increase (decrease)	37,384,573	452,157,017	2,248,649	27,015,991	(15,181,728)	(184,746,007)	24,451,494	294,427,001
Year Ended June 30, 2011
Diversified Value Fund
Class I	9,063,743	$84,516,357	331,261	$3,153,607	(18,252,601)	$(167,482,470)	(8,857,597)	$(79,812,506)
Class A	1,775,147	16,177,915	37,457	358,088	(2,994,213)	(28,657,112)	(1,181,609)	(12,121,109)
Class C	28,736	263,989	4,199	39,850	(550,265)	(5,171,046)	(517,330)	(4,867,207)
Total net increase (decrease)	10,867,626	100,958,261	372,917	3,551,545	(21,797,079)	(201,310,628)	(10,556,536)	(96,800,822)
Large Cap Value Fund
Class I^	11,670,128	188,092,474	69,479	1,118,612	(12,935,580)	(202,979,846)	(1,195,973)	(13,768,760)
Class A	13,456,972	203,875,840	28,671	459,024	(33,141,324)	(526,050,068)	(19,655,681)	(321,715,204)
Class C	119,277	1,843,113	—	—	(813,915)	(12,683,813)	(694,638)	(10,840,700)
Class R	168,158	2,687,617	—	—	(457,344)	(7,322,516)	(289,186)	(4,634,899)
Total net increase (decrease)	25,414,535	396,499,044	98,150	1,577,636	(47,348,163)	(749,036,243)	(21,835,478)	(350,959,563)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2011
Mid-Cap Value Fund
Class I	11,457,820	$268,464,741	133,711	$3,091,411	(16,711,568)	$(362,229,904)	(5,120,037)	$(90,673,752)
Class A	2,140,945	49,682,049	11,697	268,444	(4,595,466)	(105,424,146)	(2,442,824)	(55,473,653)
Class C	296,806	6,594,390	—	—	(560,030)	(12,100,770)	(263,224)	(5,506,380)
Class R	55,236	1,257,221	55	1,259	(109,759)	(2,481,368)	(54,468)	(1,222,888)
Total net increase (decrease)	13,950,807	325,998,401	145,463	3,361,114	(21,976,823)	(482,236,188)	(7,880,553)	(152,876,673)
Small Cap Value Fund
Class I	2,122,618	85,562,223	3,328	135,240	(1,613,031)	(62,022,961)	512,915	23,674,502
Class A	1,495,708	58,804,285	683	27,750	(1,534,006)	(55,671,977)	(37,615)	3,160,058
Class C	219,582	8,286,450	—	—	(75,395)	(2,791,094)	144,187	5,495,356
Total net increase (decrease)	3,837,908	152,652,958	4,011	162,990	(3,222,432)	(120,486,032)	619,487	32,329,916
Value Opportunities Fund
Class I	661,205	12,796,546	15,038	280,771	(437,749)	(7,961,186)	238,494	5,116,131
Class A	2,180,195	43,268,913	7,314	136,781	(1,989,792)	(36,800,821)	197,717	6,604,873
Class C	235,941	4,511,089	1,791	32,156	(142,124)	(2,558,691)	95,608	1,984,554
Total net increase (decrease)	3,077,341	60,576,548	24,143	449,708	(2,569,665)	(47,320,698)	531,819	13,705,558
Capital Income Fund+
Class I*	744,592	7,495,847	13,686	142,260	(9,707)	(99,805)	748,571	7,538,302
Class A**	8,368	86,771	85	889	(573)	(5,842)	7,880	81,818
Total net increase (decrease)	752,960	7,582,618	13,771	143,149	(10,280)	(105,647)	756,451	7,620,120
High Yield Fund
Class I***	13,262,284	169,337,240	925,870	11,784,662	(7,299,094)	(94,184,191)	6,889,060	86,937,711
Class A	3,116,008	39,947,495	272,528	3,456,132	(1,006,952)	(12,879,276)	2,381,584	30,524,351
Total net increase (decrease)	16,378,292	209,284,735	1,198,398	15,240,794	(8,306,046)	(107,063,467)	9,270,644	117,462,062

^  Includes an in-kind redemption which resulted in a realized gain of $290,071.

+  The Capital Income Fund had a single shareholder, Hotchkis & Wiley Capital Management, LLC, which individually held 45.1% of the total shares outstanding as of June 30, 2012 and 47.1% of the total shares outstanding as of June 30, 2011.

*  For the period December 31, 2010 (commencement of operations) to June 30, 2011.

**  For the period February 28, 2011 (commencement of operations) to June 30, 2011.

***  Includes an in-kind redemption which resulted in a realized gain of $64,585.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2012, is set forth below:

Mid-Cap Value Fund

Issuer Name	Share Balance At July 1, 2011	Additions	Reductions	Share Balance At June 30, 2012	Dividend Income	Value At June 30, 2012
Valassis Communications, Inc.+	2,702,900	349,200	196,000	2,856,100	$—	$62,120,175
					$—

+ Non-income producing security.

Small Cap Value Fund

Issuer Name	Share Balance At July 1, 2011	Additions	Reductions	Share Balance At June 30, 2012	Dividend Income	Value At June 30, 2012
Hudson Global, Inc. +	1,624,700	104,500	—	1,729,200	$—	$7,210,764
Miller Industries, Inc.	586,900	217,300	157,100	647,100	266,770	10,308,303
Overhill Farms, Inc.+	889,200	93,700	—	982,900	—	3,852,968
					$266,770

+ Non-income producing security.

Value Opportunities Fund

Issuer Name	Share Balance At July 1, 2011	Additions	Reductions	Share Balance At June 30, 2012	Dividend Income	Value At June 30, 2012
Tree.com, Inc.*+	553,200	—	466,500	86,700	$—	$991,848
					$—

* Issuer was not an affiliate as of June 30, 2012.

+ Non-income producing security.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund as of June 30, 2012 is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan" on the Statement of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Indemnifications. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds' shares. Redemptions by these entities of their holdings in the Funds may impact the Funds' liquidity and net asset value ("NAV"). These redemptions may also force the Funds to sell securities.

NOTE 10.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities." ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statements of Assets & Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

Management is currently evaluating the impact ASU No. 2011-11 will have on the Funds' financial statements and disclosures.

NOTE 11.

Subsequent Event. The Large Cap Value Fund declared distributions from net investment income payable on July 6, 2012 to shareholders of record on July 5, 2012. The distributions from Class I shares were $4,002,465 or $0.21 per share, Class A shares were $1,733,020 or $0.19 per share, Class C shares were $156,312 or $0.11 per share and Class R shares were $108,203 or $0.17 per share.

NOTE 12.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2012.

For the year ended June 30, 2012, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — n/a, Value Opportunities Fund — 100.00%, Capital Income Fund — 38.42%, High Yield Fund — 7.85%.

For the year ended June 30, 2012, the following percentages of ordinary distributions paid are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — n/a, Value Opportunities Fund — 100.00%, Capital Income Fund — 51.10%, High Yield Fund — 7.85%. Shareholders should consult their tax advisors.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2012, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.02%, Large Cap Value Fund — 0.02%, Mid-Cap Value Fund — 0.85%, Small Cap Value Fund — n/a, Value Opportunities Fund — 6.08%, Capital Income Fund — 63.58%, High Yield Fund — 98.34%. For the year ended June 30, 2012, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 0.00%, Value Opportunities Fund — 74.36%, Capital Income Fund — 14.56%, High Yield Fund — 16.95%.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Hotchkis & Wiley Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund (constituting the Hotchkis & Wiley Funds, hereafter referred to as the "Funds") at June 30, 2012, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
August 22, 2012

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2012 – June 30, 2012).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12 - 6/30/12	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12 - 6/30/12	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,097.20	$4.95	$1,000.00	$1,020.14	$4.77	0.95%
Class A	1,000.00	1,096.80	6.26	1,000.00	1,018.90	6.02	1.20
Class C	1,000.00	1,092.10	10.14	1,000.00	1,015.17	9.77	1.95
Large Cap Value Fund
Class I	1,000.00	1,095.90	5.47	1,000.00	1,019.64	5.27	1.05
Class A	1,000.00	1,094.50	6.77	1,000.00	1,018.40	6.52	1.30
Class C	1,000.00	1,091.30	10.66	1,000.00	1,014.67	10.27	2.05
Class R	1,000.00	1,093.90	8.07	1,000.00	1,017.16	7.77	1.55
Mid-Cap Value Fund
Class I	1,000.00	1,188.10	5.82	1,000.00	1,019.54	5.37	1.07
Class A	1,000.00	1,186.60	7.18	1,000.00	1,018.30	6.62	1.32
Class C	1,000.00	1,182.50	11.23	1,000.00	1,014.57	10.37	2.07
Class R	1,000.00	1,186.30	8.53	1,000.00	1,017.06	7.87	1.57
Small Cap Value Fund
Class I	1,000.00	1,121.70	5.64	1,000.00	1,019.54	5.37	1.07
Class A	1,000.00	1,120.20	6.96	1,000.00	1,018.30	6.62	1.32
Class C	1,000.00	1,116.20	10.89	1,000.00	1,014.57	10.37	2.07
Value Opportunities Fund
Class I	1,000.00	1,162.60	5.81	1,000.00	1,019.49	5.42	1.08
Class A	1,000.00	1,161.20	7.15	1,000.00	1,018.25	6.67	1.33
Class C	1,000.00	1,157.30	11.16	1,000.00	1,014.52	10.42	2.08
Capital Income Fund
Class I	1,000.00	1,076.40	4.13	1,000.00	1,020.89	4.02	0.80
Class A	1,000.00	1,076.50	5.42	1,000.00	1,019.64	5.27	1.05
High Yield Fund
Class I	1,000.00	1,083.10	3.63	1,000.00	1,021.38	3.52	0.70
Class A	1,000.00	1,082.00	4.92	1,000.00	1,020.14	4.77	0.95

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by the number of days in the most recent fiscal year (366).

Board Considerations In Approving Continuation Of Investment Advisory Agreements (Unaudited)

Background and Approval Process. Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Value Opportunities Fund, the Hotchkis and Wiley Capital Income Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund for two-year terms. The Advisory Agreements continue thereafter if approved annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Advisory Agreements. The Advisory Agreements for each Fund were most recently considered by the Board at a meeting held in May 2012.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to (i) the nature, extent and quality of services provided by the Advisor, including compliance with legal requirements, (ii) short-term and longer-term performance of each Fund relative to peer groups and market indices, (iii) the costs of the services provided and the Advisor's profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of their peer group and (vi) any benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information specifically related to the Advisor's risk controls and risk evaluation process, including information on how the Advisor addresses portfolio volatility. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their requests. The information provided in response to their request supplemented information received by the Board throughout the year, both in writing and in meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also held a conference call with their independent legal counsel in April 2012 to review the materials provided by the Advisor and reviewed and discussed a legal memorandum regarding, among other things, the duties of directors/trustees under the 1940 Act and relevant state law in reviewing and approving investment advisory contracts. The Independent Trustees, through their independent legal counsel, then provided follow-up questions to the Advisor to which they received responses in advance of the May Board meeting.

At the May Board meeting, representatives of the Advisor discussed certain responses with the Trustees and responded to their further questions. The Trustees considered the factors set out in case law and identified by the Securities and Exchange Commission as most relevant in considering the renewal of investment advisory agreements. The Trustees considered these and other factors, as summarized in more detail below, and concluded that the terms of each Advisory Agreement are fair and reasonable and the continuance of each Agreement is in the best interests of the applicable Fund. The Trustees noted that the Advisor agreed to amend and restate the Advisory Agreements for the older Funds — the Large Cap Value, Mid-Cap Value, Small Cap Value and Value Opportunities Funds — so that they contained certain terms that were consistent with the terms of the Advisory Agreements for the newer Funds.

Nature, Extent and Quality of Services. As part of the Board's decision-making process, the Trustees noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Trustees believe that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Trustees considered, in particular, whether each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders. The Trustees concluded that each Fund is managed consistent with its investment objective and policies.

The Trustees reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Trustees also reviewed each Fund's performance and information regarding the Advisor's investment program, which is driven by team-oriented, in-depth, fundamental research. The Trustees considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Trustees considered the portfolio managers' significant investments in the Funds. The Trustees reviewed the Trust's compliance program and the Advisor's commitment to a rigorous compliance effort and the resultant compliance by the Funds and the Advisor with legal requirements.

The Trustees also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as Trust officers and other personnel provided that are necessary for Fund operations. The Trustees particularly noted that the services of the Trust's Chief Compliance Officer are provided to the Funds at no cost to the Funds. The Trustees noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided (and expected to be provided) to each Fund under its Advisory Agreement were of a high level and were very satisfactory.

Investment Performance of the Funds and the Advisor. The Trustees noted that they review data on the short-term and longer-term performance of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Trustees reviewed a report prepared by the Trust's administrator based on information compiled from Morningstar, Inc., an independent provider of data to mutual fund boards (the "Report"), that compared the performance of Class I shares of each Fund to that of a small group of funds that are similar primarily in terms of investment styles (each, a "Peer Group"), for periods ended December 31, 2011. The Peer Groups were selected by the Advisor based on its criteria to determine an appropriate group of competitor funds, and data regarding performance of the Peer Group funds also is provided at each quarterly Board meeting. Performance information through March 2012 was provided by the Advisor as well.

The Board considered the performance information for each Fund for applicable periods up to 10 years. The Board noted significant variability in performance, with most Funds significantly outperforming their Peer Group median for the 3-year period ended December 31, 2011, and each Fund underperforming its Peer Group median for the 1-year period ended December 31, 2011, except for the Capital Income Fund, which was the top ranking fund in its Peer Group. The Board also noted that the Advisor's supplemental report for periods through March 31, 2012, showed improved performance for the 1-year periods, and continued to show Fund outperformance of their Peer Groups for the 3-year periods. The Board noted that each equity Fund underperformed its Peer Group median for the 5-year period ended December 31, 2011, except for the Value Opportunities Fund. The Board also noted that the Large Cap Value Fund slightly underperformed and the Mid-Cap Value and Small Cap Value Funds outperformed their Peer Group median for the 10-year period ended December 31, 2011. In addition, the Board considered data from the Report and the Advisor's supplemental report comparing each Fund's performance to that of its benchmark indexes. The Trustees noted that the Mid-Cap Value and Capital Income Funds outperformed their benchmark indexes for the 1-year period ended March 31, 2012 covered in the Advisor's supplemental report on performance, and that each Fund having three years of performance as of March 31, 2012 (i.e., all Funds other than the Capital Income Fund), with the exception of the High Yield Fund, outperformed its benchmark indexes for such period. The Independent Trustees reviewed with the Advisor the reasons for the variability in performance and encouraged the Advisor to adapt its risk assessment approach to address volatility in Fund performance.

The Trustees considered the Advisor's efforts to address prior under-performance issues, particularly the Advisor's increased emphasis on risk assessment, and noted the use of stress tests to model various economic scenarios on Fund portfolios.

Fees, Expenses and Profitability. The Trustees reviewed expense data compiled from Lipper Inc., another independent provider of mutual fund data, contained in the Report and information provided by the Advisor in the supplemental report regarding the Funds' advisory fees and expense ratios, including information regarding any expense caps for the Funds. The Trustees reviewed data in the Report showing how the Funds' advisory fees and expense ratios compared to those of their respective Peer Groups. Since some Peer Group funds' advisory contracts include administration services, the Report included administration fees with advisory fees for comparability. The Trustees also reviewed information provided by the Advisor on advisory fees charged by the Advisor for subadvisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Trustees considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and subadvisory clients. The Trustees noted that even though the Funds require more services and have higher costs, and even though it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts, the fees charged to each Fund other than the Diversified Value, Large Cap Value and High Yield Funds are the same as or lower than the Advisor's current standard fee schedules for its separate account clients.

With respect to the advisory fee for each Fund, the Trustees noted that the Report showed that only the Large Cap Value and Mid-Cap Value Funds' net advisory fees (including administration fees) were higher than their Peer Group median, and that the Diversified Value, Small Cap Value, Value Opportunities and High Yield Funds' net advisory fees (including administration fees) were lower than their Peer Group medians. The Board noted that the Capital Income Fund's net advisory fee (including administration fees) was negative due to fee waivers. The Trustees noted that the Advisor had agreed to add breakpoints to the fee schedule for the Diversified Value, Large Cap Value and Mid-Cap Value Funds effective January 1, 2007, but that lower asset levels in recent years, including 2011, meant that the breakpoints did not have an impact on the advisory fees. They noted that the Advisor uses a research-intensive process where other firms, including those advising Peer Funds, might use investment processes that are less research-intensive. With respect to the expense ratios for the Funds, the Trustees noted that the Report showed that the Diversified Value, Large Cap Value and Mid-Cap Value Funds' net expense ratios were higher than the median of their Peer Groups, that the Small Cap Value and High Yield Funds' net expense ratios were lower than the median of their Peer Groups, and that the Value Opportunities and Capital Income Funds' net expense ratios were the same as the median for their Peer Groups. The Trustees noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Trustees reviewed information concerning the estimated profitability to the Advisor of the Advisory Agreements, including information regarding the methodology for allocating expenses. The Trustees reviewed data regarding the Advisor's variable expenses and fixed expenses. The Trustees considered that in 2011, as in 2010 and 2009, the Advisor had absorbed over $800,000 of costs above expense caps for the Funds for which it would not be reimbursed. The Board noted that the Advisor has agreed to continue the expense caps through at least August 30, 2013, and that annualized expense ratios continue to be above the expense caps for the Diversified Value, Large Cap Value, Capital Income and High Yield Funds. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Trustees noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. They also noted that from time to time the Advisor had voluntarily limited growth of assets by closing certain Funds to new investors. The Trustees noted that closing Funds was financially disadvantageous to the Advisor, and illustrated a commitment to act in the best interests of Fund shareholders. The Trustees concluded that the level of estimated profitability to the Advisor under the Advisory Agreements appeared to be not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees considered information regarding the investment, compliance and client service personnel, including the new fixed-income portfolio managers, who have been hired by the Advisor over the past few years, and the increase in technology spending. The Trustees concluded that the Funds' shareholders share in the additional services, investment in talented employees and capital improvements provided by the Advisor without an increase in advisory fees. The Trustees also noted that the addition of breakpoints to the Diversified Value, Large Cap Value and Mid-Cap Value Funds has in the past enabled, and may in the future enable, shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds. The Trustees considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that, while the Advisor had not historically used the Funds' commissions to pay for research, other than for proprietary research from brokers that was "bundled" with the commission cost, at the May 2011 Board meeting the Advisor had requested, and the Board granted to the

Advisor, the ability to use commission sharing arrangements that would permit the Advisor to pay for third-party research with the equity Funds' soft dollars. The Trustees considered that the bundled research services and the use of commission sharing arrangements provides valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor's other clients). The Trustees noted that the ability to use the Funds' soft dollars to obtain third-party research is a fallout benefit to the Advisor. The Trustees also noted that the commissions paid by the Funds are generally quite low and that the Advisor believes that the use of commission sharing arrangements to obtain research for the Funds does not affect best execution, and that the Funds bear no additional costs as a result of these arrangements.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Trustees, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Randall H. Breitenbach (born 1960)	Trustee(a)	Since 2001	Co-Founder, Director and CEO, BreitBurn Energy Company, LLC and President, BreitBurn Energy Partners, L.P. (1988 — present); Chairman Emeritus, Finance Committee, Stanford University PIC Endowment (1999 — present).	Seven	BreitBurn Energy Partners, L.P.; BreitBurn Energy Company, LLC

Robert L. Burch III (born 1934)	Trustee	Since 2001	Managing Partner, A.W. Jones Co. (investments) (1984 — present); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (1977 — 2004).	Seven	None

Alejandra C. Edwards, Ph.D. (born 1954)	Trustee	Since 2007	California State University — Long Beach: Associate Chair Economics (2001 — present); Graduate Advisor Economics (2000 — present); Professor of Economics (1994 — present).	Seven	None

Marcy Elkind, Ph.D. (born 1947)	Trustee	Since 2005	President, Elkind Economics, Inc. (1980 — present).	Seven	None

Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Seven	Independent Trustee, Brandes Investment Trust (7 portfolios).

John A.G. Gavin (born 1931)	Trustee Chairman	Since 2001 Since 2007	Senior Counselor, Hicks Holdings (private equity investment firm) (2001 — present); Chairman, Gamma Holdings (international capital and consulting) (1968 — present); U.S. Ambassador to Mexico (1981 — 1986).	Seven	Independent Trustee: Causeway Capital Management Trust (5 portfolios); TCW Strategic Income Fund, Inc. (1 portfolio); TCW Funds, Inc. (27 portfolios).

Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 — present).	Seven	None

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

(a)  Chairman of the Nominating and Governance Committee.

(b)  Chairman of the Audit Committee.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Seven	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present); prior thereto, Chief Compliance Officer of the Advisor.

Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present).

James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present).

Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 — present).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

Privacy Policy

The Hotchkis & Wiley Funds and Hotchkis & Wiley Capital Management, LLC value our relationship with our clients as our most important asset. We are committed to safeguarding our clients' confidential non-public personal information. Our privacy policy outlines the steps we take to protect our clients' personal information.

We collect non-public personal information about you from the following sources in the normal course of business to serve you better:

•  Information we receive about you on applications, questionnaires or other forms;

•  Information you give us orally or on written or electronic correspondence;

•  Information about your transactions with us, financial intermediaries, or others;

•  Information received from your custodian, consultant, attorneys, or others; and

•  Information provided and captured on our website, including any information captured on our website through the use of "cookies".

We do not sell your personal information to anyone, nor do we disclose your personal information to unaffiliated third parties without the client's authorization, except to your authorized representatives (including your consultant, attorney or accountant). We may disclose your personal information to financial intermediaries (such as broker-dealers and custodians) only as permitted by law and only as necessary for us to provide agreed services and products. We may also disclose your personal information to other service providers with whom we have business arrangements to help administrate our business. These service providers are bound by law or by contract to use your information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. In limited circumstances, we may disclose your personal information as required by law or in response to inquires from governmental authorities.

We limit access to your personal information, as much as possible, to those employees who need to know that information to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard the privacy of your nonpublic personal information.

We apply this policy to current and former clients.

This page is not part of the annual report.

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Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330). The Forms N-Q are also available on the Funds' website at www.hwcm.com under the "Download Center".

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0612-0812

JUNE 30, 2012

ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-800-796-5606.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The principal accountant did not provide any other services.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$121,800	$115,700
Audit-Related Fees	$0	$0
Tax Fees	$44,800	$42,800
All Other Fees	$0	$0

The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services.  The Committee shall pre-approve any engagement of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors.   The Chairman of the Audit Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. The Committee shall also pre-approve any engagement of the independent auditors, including the

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fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2012	FYE 6/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	$44,800	$42,800
Registrant’s Investment Adviser	$95,200	$99,300

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the Funds’ Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 S. Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11. Controls and Procedures.

(a)          The officers providing the certifications in this report in accordance with Rule 30a-2 under the Investment Company Act of 1940 (the “Act”) have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act), that such controls and procedures are effective, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)         There was no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year which has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)          (1) Code of Ethics: Available without charge, upon request, by calling toll-free at 1-800-796-5606.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President

Date	August 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President

Date	August 27, 2012

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer

Date	August 27, 2012

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